                                                                    EXHIBIT 10.2
================================================================================



                             THE TIMBERLAND COMPANY





                                 NOTE AGREEMENT





                           Dated as of April 1, 1994





                      Re:  $65,000,000 7.16% Senior Notes
                               due April 15, 2000



================================================================================


                               TABLE OF CONTENTS
                         (Not a part of the Agreement)

SECTION                            HEADING                                       PAGE
SECTION 1.      DESCRIPTION OF NOTES AND COMMITMENT............................   1
    Section 1.1.   Description of Notes........................................   1
    Section 1.2.   Commitment, Closing Date....................................   1
    Section 1.3.   Other Agreements............................................   2

SECTION 2.      PREPAYMENT OF NOTES............................................   2
    Section 2.1.   No Required Prepayments.....................................   2
    Section 2.2.   Optional Prepayments With Premium...........................   2
    Section 2.3.   Prepayment on Failure of Holders to Give Certain Consents...   2
    Section 2.4.   Notice of Prepayments.......................................   3
    Section 2.5.   Allocation of Prepayments...................................   3
    Section 2.6.   Direct Payment..............................................   3

SECTION 3.      REPRESENTATIONS................................................   4
    Section 3.1.   Representations of the Company..............................   4
    Section 3.2.   Representations of the Purchaser............................   4

SECTION 4.      CLOSING CONDITIONS.............................................   5
    Section 4.1.   Conditions..................................................   5
    Section 4.2.   Waiver of Conditions........................................   5

SECTION 5.      COMPANY COVENANTS..............................................   6
    Section 5.1.   Corporate Existence, Etc....................................   6
    Section 5.2.   Insurance...................................................   6
    Section 5.3.   Taxes, Claims for Labor and Materials, Compliance with Laws.   6
    Section 5.4.   Maintenance, Etc............................................   7
    Section 5.5.   Nature of Business..........................................   7
    Section 5.6.   Current Ratio...............................................   7
    Section 5.7.   Consolidated Tangible Net Worth.............................   7
    Section 5.8.   Limitations on Indebtedness.................................   7
    Section 5.9.   Fixed Charges Coverage......................................   8
    Section 5.10.  Limitation on Liens.........................................   8
    Section 5.11.  Restricted Payments.........................................  10
    Section 5.12.  Sale and Leasebacks.........................................  11
    Section 5.13.  Mergers, Consolidations and Sales of Assets.................  11
    Section 5.14.  Guaranties..................................................  14

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


    Section 5.15.  Repurchase of Notes.........................................  14
    Section 5.16.  Transactions with Affiliates................................  14
    Section 5.17.  Investments.................................................  15
    Section 5.18.  Termination of Pension Plans................................  16
    Section 5.19.  Reports and Rights of Inspection............................  16

SECTION 6.       EVENTS OF DEFAULT AND REMEDIES THEREFOR.......................  20
    Section 6.1.   Events of Default...........................................  20
    Section 6.2.   Notice to Holders...........................................  21
    Section 6.3.   Acceleration of Maturities..................................  21
    Section 6.4.   Rescission of Acceleration..................................  22

SECTION 7.       AMENDMENTS, WAIVERS AND CONSENTS..............................  22
    Section 7.1.   Consent Required............................................  22
    Section 7.2.   Effect of Amendment or Waiver...............................  23

SECTION 8.       INTERPRETATION OF AGREEMENT...................................  23
    Section 8.1.   Definitions.................................................  23
    Section 8.2.   Accounting Principles.......................................  32
    Section 8.3.   Directly or Indirectly......................................  32

SECTION 9.       MISCELLANEOUS.................................................  32
    Section 9.1.   Registered Notes............................................  32
    Section 9.2.   Exchange of Notes...........................................  32
    Section 9.3.   Loss, Theft, Etc. of Notes..................................  33
    Section 9.4.   Expenses, Stamp Tax Indemnity...............................  33
    Section 9.5.   Powers and Rights Not Waived; Remedies Cumulative...........  33
    Section 9.6.   Notices.....................................................  33
    Section 9.7.   Successors and Assigns......................................  34
    Section 9.8.   Survival of Covenants and Representations...................  34
    Section 9.9.   Severability................................................  34
    Section 9.10.  Governing Law...............................................  34
    Section 9.11.  Captions....................................................  34

Signatures.....................................................................  35

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

ATTACHMENTS TO NOTE AGREEMENT:

Schedule I - Name and Address of Purchasers
Exhibit A  - Form of 7.16% Senior Note due April 15, 2000
Exhibit B  - Closing Certificate of the Company
Exhibit C  - Description of Special Counsel's Closing Opinion
Exhibit D  - Description of Closing Opinion of Counsel to the Company

                             THE TIMBERLAND COMPANY
                          11 MERRILL INDUSTRIAL DRIVE
                       HAMPTON, NEW HAMPSHIRE  03842-5050

                                 NOTE AGREEMENT

                      Re:   $65,000,000 7.16% Senior Notes
                               Due April 15, 2000

                                                                     Dated as of
                                                                   April 1, 1994
To the Purchaser named In Schedule I
  hereto which is a signatory of this
  Agreement

Ladies and Gentlemen:

     The undersigned, The Timberland Company, a Delaware corporation (the "Company"), agrees with you as follows:

SECTION 1.     DESCRIPTION OF NOTES AND COMMITMENT.

        Section 1.1. Description of Notes. The Company will authorize the issue and sale of $65,000,000 aggregate principal amount of its 7.16% Senior Notes (the "Notes") to be dated the date of issue, to bear interest from such date at the rate of 7.16% per annum, payable semiannually in arrears on the fifteenth day of each April and October in each year (commencing October 15, 1994) and at maturity and to bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 9.16% per annum after maturity, whether by acceleration or otherwise, until paid, to be expressed to mature on April 15, 2000, and to be substantially in the form attached hereto as Exhibit A. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The term "Notes" as used herein shall include each Note delivered pursuant to this Agreement and the separate agreements with the other purchasers named in Schedule I. You and the other purchasers named in Schedule I are hereinafter sometimes referred to as the "Purchasers".

        Section 1.2. Commitment, Closing Date. Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to you, and you agree to purchase from the Company, the aggregate principal amount of the Notes set forth opposite your name in Schedule I hereto, at a price of 100% of the principal amount thereof on the Closing Date hereinafter mentioned.

        Delivery of the Notes will be made at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, against payment therefor in Federal Reserve or

The Timberland Company                                          Note Agreement

other funds current and immediately available at the principal office of The Northern Trust Company, Chicago, Illinois in the amount of the purchase price at 10:00 A.M., Chicago, Illinois time, on April 15, 1994 or such earlier date as the Company shall specify by not less than five business days' prior written notice to you (the "Closing Date"). The Notes delivered to you on the Closing Date will be delivered to you in the form of registered Notes for the full amount of your purchase (unless different denominations are specified by you), registered in your name or in the name of such nominee as you may specify and in substantially the form attached hereto as Exhibit A, all as you may specify at any time prior to the date fixed for delivery.

        Section 1.3. Other Agreements. Simultaneously with the execution and delivery of this Agreement, the Company is entering into similar agreements with the other Purchasers under which such other Purchasers agree to purchase from the Company the principal amount of Notes set opposite such Purchasers' names in
Schedule I, and your obligation and the obligations of the Company hereunder are subject to the execution and delivery of the similar agreements by the other Purchasers. This Agreement and said similar agreements with the other Purchasers are herein collectively referred to as the "Agreements". The obligations of each Purchaser shall be several and not joint and no Purchaser shall be liable or responsible for the acts of any other Purchaser.

SECTION 2.     PREPAYMENT OF NOTES.

        Section 2.1. No Required Prepayments. No mandatory prepayments of principal of the Notes are scheduled to be made prior to their expressed maturity date, and the Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity date except on the terms and conditions and in the amounts and with the premium, if any, set forth below in this [Section]2.

        Section 2.2. Optional Prepayments With Premium. Upon compliance with [Section]2.4, the Company shall have the privilege at any time and from time to time of prepaying the outstanding Notes, either in whole or in part (but if in part then in a minimum principal amount of $100,000) by payment of the principal amount of the Notes, or portion thereof to be prepaid, and accrued interest thereon to the date of such prepayment, together with a premium equal to the Make-Whole Amount with respect to such principal amount then to be prepaid.

        Section 2.3.  Prepayment on Failure of Holders to Give Certain
Consents. In the event that (i) the Company shall have determined in good faith to enter into a transaction which will result in a violation of any the provisions of [Section] 5.13, (ii) the Company shall have requested the holders of the Notes in writing (accompanied by a reasonably detailed description of the proposed transaction) to consent to such transaction, and (iii) the holders of more than 49% of the aggregate unpaid principal amount of the Notes shall have failed to consent to such transaction within 30 days from the date of such request, then and in such event the Company may upon the consummation of such transaction, within 90 days after the expiration of such 30-day period, prepay all (but not less than all) of the Notes held by such holders who have failed to consent to such transaction. Any such prepayment shall be made

The Timberland Company                                          Note Agreement

by payment of the principal amount of the Notes being prepaid, and accrued interest thereon to the date of such prepayment, together with a premium equal to the Make-Whole Amount with respect to such principal amount then to be prepaid.


        Section 2.4. Notice of Prepayments. The Company will give notice of any prepayment of the Notes to each holder thereof not less than 30 days nor more than 60 days before the date fixed for such optional prepayment specifying (i) such date, (ii) the section of this Agreement under which the prepayment is to be made, (iii) the principal amount of the holder's Notes to be prepaid on such date, (iv) that a premium may be payable, (v) the date when such premium will be calculated, and (vi) the accrued interest applicable to the prepayment. Such notice of prepayment shall also certify all facts which are conditions precedent to any such prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes specified in such notice, together with the premium, if any, and accrued interest thereon shall become due and payable on the date of consummation of the related transaction (in the case of any prepayment pursuant to [Section] 2.3) or on the date specified in the notice given pursuant to the first sentence of this [Section] 2.4 (in the case of any other prepayment). Not later than the prepayment date the Company shall provide each holder of a Note written notice of the amount of the premium payable in connection with such prepayment, whether or not any premium is payable, together with a reasonably detailed computation thereof.

        Section 2.5. Allocation of Prepayments. All partial prepayments, other than prepayments pursuant to [Section] 2.3, shall be applied on all outstanding Notes ratably in accordance with the unpaid principal amounts thereof.

        Section 2.6. Direct Payment. Notwithstanding anything to the contrary in this Agreement or the Notes, in the case of any Note owned by the Purchaser or its nominee or owned by any other institutional holder who has given written notice to the Company requesting that the provisions of this Section shall apply, the Company will promptly and punctually pay when due the principal thereof and premium, if any, and interest thereon, without any presentment thereof directly to the Purchaser or such subsequent holder at the address of the Purchaser set forth in Schedule I or at such other address as the Purchaser or such subsequent holder may from time to time designate in writing to the Company or, if a bank account is designated for the Purchaser on Schedule I hereto or in any written notice to the Company from the Purchaser or any such subsequent holder, the Company will make such payments in immediately available funds to such bank account, marked for attention as indicated, or in such other manner or to such other account of the Purchaser or such holder in any bank in the United States as the Purchaser or any such subsequent holder may from time to time direct in writing. No such notice shall be effective with respect to any payment if such notice is given to the Company less than 14 days before the date of such payment. The holder of any Notes to which this Section applies agrees that in the event it shall sell or transfer any such Notes (i) it will, prior to the delivery of such Notes (unless it has already done so), make a notation thereon of all principal, if any, prepaid on such Notes and will also note thereon the date to which interest has been paid on such Notes, and (ii) it will promptly notify the Company of the name and address of the transferee of any Notes so transferred. With respect to Notes to which this Section applies, the Company shall be

The Timberland Company                                          Note Agreement

entitled to presume conclusively that the original or such subsequent institutional holder as shall have requested the provisions hereof to apply to its Notes remains the holder of such Notes until (y) the Company shall have received notice from the transferor of the transfer of such Notes, and of the name and address of the transferee, or (z) such Notes shall have been presented to the Company as evidence of the transfer.

SECTION 3.     REPRESENTATIONS.

        Section 3.1. Representations of the Company. The Company represents and warrants that all representations set forth in the form of certificate attached hereto as Exhibit B are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

        Section 3.2. Representations of the Purchaser.

        (a) Purchase for Investment. You represent, and in entering into this Agreement the Company understands, that you are acquiring the Notes for the purpose of investment and not with a view to the resale or distribution thereof, and that you have no present intention of selling, negotiating or otherwise disposing of the Notes; provided that the disposition of your property shall at all times be and remain within your control.

        (b) You represent and warrant that either:

        (i) you are acquiring the Notes for your own account and with your general corporate assets and not with the assets of any separate account in which any employee benefit plan has any interest; or

        (ii) (A)  you are an insurance company, and

                (1) a portion of the funds to be used to make your investment hereunder constitutes plan assets allocated to a separate account maintained by you, and

                (2) the names of each employee benefit plan whose assets in such account exceed ten percent of the total assets or are expected to exceed ten percent of the total assets of such account as of the date of such investment (for the purposes of this [Section] 3.2(b)(ii)
         (A)(2), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan) have been disclosed in writing to the Company; and

        (B) the remaining portion of the funds used to purchase the Notes does not constitute assets allocated to any separate account maintained by you such that the application of such funds constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended.

The Timberland Company                                          Note Agreement

        (c) You acknowledge that the Notes have not been registered under the Securities Act of 1933, as amended, and you understand that the Notes must be held indefinitely unless they are subsequently registered under said Securities Act or an exemption from such registration is available. You have been advised that the Company does not contemplate registering, and is not legally required to register, the Notes under said Securities Act.

SECTION 4.     CLOSING CONDITIONS.

        Section 4.1. Conditions. Your obligation to purchase the Notes on the Closing Date shall be subject to the performance by the Company of its agreements hereunder which by the terms hereof are to be performed at or prior to the time of delivery of the Notes and to the following further conditions precedent:

        (a) Closing Certificate. You shall have received a certificate dated the Closing Date, signed by the President or a Vice President of the Company substantially in the form attached hereto as Exhibit B, the truth and accuracy of which shall be a condition to your obligation to purchase the Notes proposed to be sold to you.

        (b) Legal Opinions. You shall have received from Chapman and Cutler, who are acting as your special counsel in this transaction, and from Ropes & Gray, counsel for the Company, their respective opinions dated the Closing Date, in form and substance satisfactory to you, and covering the matters set forth in Exhibits C and D, respectively, hereto.

        (c) Related Transactions. The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the Closing Date pursuant to this Agreement and the other agreements referred to in [Section] 1.3.

        (d) Satisfactory Proceedings. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation thereof, shall be satisfactory in form and substance to you and your special counsel, and you shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions.

        Section 4.2. Waiver of Conditions. If on the Closing Date the Company fails to tender to you the Notes to be issued to you on such date or if the conditions specified in [Section] 4.1 have not been fulfilled, you may thereupon elect to be relieved of all further obligations under this Agreement. Without limiting the foregoing, if the conditions specified in [Section] 4.1 have not been fulfilled, you may waive compliance by the Company with any such condition to such extent as you may in your sole discretion determine. Nothing in this [Section] 4.2 shall operate to relieve the Company of any of its obligations hereunder or to waive any of your rights against the Company.

The Timberland Company                                          Note Agreement


SECTION 5.  COMPANY COVENANTS.

     From and after the Closing Date and continuing so long as any amount remains unpaid on any Note:

        Section 5.1. Corporate Existence, Etc. The Company will preserve and keep in force and effect, and will cause each Restricted Subsidiary to preserve and keep in force and effect, its corporate existence and all licenses and permits reasonably necessary to the proper conduct of its business the absence of which might materially and adversely affect the properties, business or condition of the Company or of the Company and its Restricted Subsidiaries taken as a whole, provided that the foregoing shall not prevent any transaction permitted by [Section]5.13.

        Section 5.2. Insurance. The Company will maintain, and will cause each Restricted Subsidiary to maintain, insurance coverage by financially sound and reputable insurers accorded a rating by A.M. Best Company, Inc. of A:XII or better at the time of the issuance of any such policy and in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties; provided, however, that if, during the term of any such insurance policy, the rating accorded the insurer shall be less than A:XII, the Company will, on the date of renewal of any such policy (or, if such change in rating shall occur within 90 days prior to such renewal date, within 90 days of the date of such change in rating), obtain such insurance policy from an insurer so rated.

        Section 5.3. Taxes, Claims for Labor and Materials, Compliance with Laws. The Company will promptly pay and discharge, and will cause each Restricted Subsidiary promptly to pay and discharge, all lawful taxes, assessments and governmental charges or levies imposed upon the Company or such Restricted Subsidiary, respectively, or upon or in respect of all or any part of the property or business of the Company or such Restricted Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any property of the Company or such Restricted Subsidiary not permitted by [Section] 5.10; provided the Company or such Restricted Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of the Company or such Restricted Subsidiary or any material interference with the use thereof by the Company or such Restricted Subsidiary if such forfeiture, sale or interference might have a material adverse effect on the properties, business or condition of the Company or of the Company and its Restricted Subsidiaries taken as a whole, and (ii) the Company or such Restricted Subsidiary shall set aside on its books, reserves deemed by it to be adequate with respect thereto. The Company will promptly comply and will cause each Restricted Subsidiary to comply with all laws, ordinances or governmental rules and regulations to which it is subject, including without limitation, the Occupational Safety and Health Act of 1970, the Employee Retirement Income Security Act of 1974 and all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, the violation

The Timberland Company                                          Note Agreement


of which would materially and adversely affect the properties, business, prospects, profits or condition of the Company and its Restricted Subsidiaries or would result in any Lien upon any material property of the Company or any Restricted Subsidiary.

        Section 5.4. Maintenance, Etc. The Company will maintain, preserve and keep, and will cause each Restricted Subsidiary to maintain, preserve and keep, its properties which are used or useful in the conduct of its business (whether owned in fee or a leasehold interest) in good repair and working order and from time to time will make all necessary and reasonable repairs, replacements, renewals and additions so that at all times the efficiency thereof shall be maintained, unless the failure to do so would not have a material adverse effect on the properties, business or condition of the Company or of the Company and its Restricted Subsidiaries taken as a whole.

        Section 5.5. Nature of Business. Neither the Company nor any Restricted Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Restricted Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Restricted Subsidiaries on the date of this Agreement.

        Section 5.6. Current Ratio. The Company will at all times keep and maintain Consolidated Current Assets at an amount not less than 125% of Consolidated Current Liabilities.

        Section 5.7. Consolidated Tangible Net Worth. The Company will at all times keep and maintain Consolidated Tangible Net Worth at an amount not less than (i) for the fiscal quarter of the Company ending June 30, 1994, the sum of $56,759,000 plus 25% of Consolidated Net Income for the fiscal quarter of the Company ended March 31, 1994 (but without deduction in the case of a deficit in Consolidated Net Income) and (ii) for each fiscal quarter thereafter, the sum of
(x) the amount required to be maintained during the immediately preceding fiscal quarter of the Company, and (y) an amount equal to 25% of Consolidated Net Income for such preceding fiscal quarter (but without deduction in the case of a deficit in Consolidated Net Income).

        Section 5.8. Limitations on Indebtedness. (a) The Company will not and will not permit any Restricted Subsidiary to create, assume or incur or in any manner be or become liable in respect of any Current Debt or Funded Debt, except:

        (1)  the Notes;

        (2) Current Debt and Funded Debt of the Company and its Restricted Subsidiaries outstanding as of the date of this Agreement and reflected in Annex B to Exhibit B attached hereto (including any amendment, modification, or other change to the Current Debt and Funded Debt described in such Annex B and which does not increase the principal amount thereof);

The Timberland Company                                          Note Agreement


        (3) Current Debt or Funded Debt of the Company, provided that at the time of incurrence thereof and after giving effect thereto and to the application of the proceeds thereof:

                  (i)  Total Debt will not exceed 175% of Total Equity, and

                 (ii) Net Income Available for Interest Charges for the four immediately preceding fiscal quarters shall have been at least 200% of Pro Forma Interest Charges for such period;

        (4) Current Debt or Funded Debt of a Restricted Subsidiary to the Company or to aWholly-owned Restricted Subsidiary; and

        (5) Current Debt or Funded Debt of a Restricted Subsidiary, other than that permitted by [Section] 5.8(a)(4), provided that at the time of incurrence thereof and after giving effect thereto and to the application of the proceeds thereof, (i) Specified Debt does not exceed 20% of Consolidated Tangible Net Worth, (ii) Total Debt does not exceed 175% of Total Equity and
    (iii) Net Income Available for Interest Charges for the four immediately preceding fiscal quarters shall have been at least 200% of Pro Forma Interest Charges for such period.

        (b) Any corporation which becomes a Restricted Subsidiary after the date hereof shall for all purposes of this [Section] 5.8 be deemed to have created, assumed or incurred at the time it becomes a Restricted Subsidiary all Funded Debt and Current Debt of such corporation existing immediately after it becomes a Restricted Subsidiary.

        Section 5.9. Fixed Charges Coverage. The Company will keep and maintain Net Income Available for Fixed Charges for each period of four consecutive fiscal quarters at an amount which is not less than 150% of Fixed Charges for such period.

        Section 5.10. Limitation on Liens. The Company will not, and will not permit any Restricted Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, to secure any Indebtedness or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Restricted Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:

        (a) Liens for property taxes and assessments or governmental charges or Liens securing claims or demands of mechanics and material men, provided that such claims or demands are being contested in a manner permitted by [Section] 5.3;

        (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Company or a Restricted Subsidiary shall at any time in good faith be

The Timberland Company                                          Note Agreement

    prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

        (c) Liens incidental to the conduct of business or the ownership of properties and assets (including warehousemen's and attorneys' Liens and statutory landlords' Liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

        (d) Liens securing Indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

        (e) Liens on property of a Restricted Subsidiary which secure Specified Debt of such Restricted Subsidiary, provided that all such Specified Debt shall have been incurred within the applicable limitations provided in [Section] 5.8;

        (f) Liens (including Capitalized Leases) (i) existing as of the date of this Agreement and reflected in Annex B to Exhibit B attached hereto, securing Indebtedness of the Company or any Restricted Subsidiary outstanding on such date and (ii) securing refundings, refinancings, restructurings or replacements of Indebtedness secured by Liens (including Capitalized Leases) permitted by clause (i) of this [Section] 5.10(f), provided that each such refunding, refinancing, restructuring and replacement shall not exceed the total principal amount of Indebtedness being refunded, refinanced, restructured or replaced and such Indebtedness may not be secured by any additional property of the Company and its Subsidiaries;

        (g) Liens incurred after the date hereof (1) given to secure the payment of the purchase price incurred in connection with the acquisition of fixed assets useful and intended to be used in carrying on the business of the Company or a Restricted Subsidiary, including Liens existing on such fixed assets at the time of acquisition thereof or at the time of acquisition by the Company or a Restricted Subsidiary of any business entity then owning such fixed assets, whether or not such existing Liens were given to secure the payment of the purchase price of the fixed assets to which they attach so long as they were not incurred, extended or renewed in contemplation of such acquisition, provided that (i) the Lien shall attach solely to the property acquired or purchased, (ii) at the time of acquisition of such fixed assets, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such fixed assets whether or not assumed by the Company or a Restricted Subsidiary shall not exceed an amount equal to 100% of the lesser of the total purchase price or fair market value at the time of acquisition of such fixed assets (as determined in good faith by the Board of Directors of the Company), and (iii) all such Indebtedness shall have been incurred within the applicable limitations provided in [Section] 5.8 and (2) given to secure refundings, refinancings, restructurings or replacements of Indebtedness secured by Liens permitted by clause (1) of this [Section] 5.10(g), provided that each such refunding,

The Timberland Company                                          Note Agreement

    refinancing, restructuring and replacement shall not exceed the total principal amount of Indebtedness being refunded, refinanced, restructured or replaced and such Indebtedness may not be secured by any additional property of the Company and its Subsidiaries;

        (h) Liens on documents and the underlying goods securing obligations in respect of documentary letters of credit and bankers' acceptances;

        (i) Liens that may arise from the sale or transfer of receivables pursuant to a Securitized Asset Transaction (as defined in [Section] 5.13(d)(3));

        (j) provided that no Default or Event of Default exists at the time of creation thereof, other Liens on fixed assets (in addition to those permitted by the foregoing provisions of this [Section] 5.10) if, after giving effect thereto (and to the application of the proceeds thereof), the aggregate amount of Specified Debt would not exceed 20% of Consolidated Tangible Net Worth; and

        (k) other Liens securing Funded Debt or Current Debt (in addition to those permitted by the foregoing provisions of this [Section] 5.10), provided that the Notes shall be equally and ratably secured pursuant to agreements or instruments in form and substance satisfactory to the Noteholders as evidenced by their prior written consent thereto in accordance with the provisions of [Section] 7.1.

        Section 5.11. Restricted Payments. The Company will not, except as hereinafter provided:

        (a) Declare any dividends, either in cash or property, on any shares of its capital stock of any class (except dividends or other distributions payable solely in shares of capital stock of the Company); or

        (b) Directly or indirectly, or through any Subsidiary, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock, other than purchases, redemptions or retirements of its capital stock in connection with any employee benefit plans to the extent that the aggregate amount of such purchases, redemptions and retirements during the fiscal year which includes the date of the purchase, redemption or retirement in question does not exceed the sum of (1) $100,000 plus (2) the proceeds from sales of shares of the Company's capital stock in connection with employee benefit plans during such fiscal year; or

        (c) Make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock; or

        (d) make, or permit any Restricted Subsidiary to make, any Restricted Investment;

(such declarations or payments of dividends, purchases, redemptions or retirements of capital stock and warrants, rights or options, and all such other distributions and Restricted Investments being herein collectively called "Restricted Payments"), if after giving effect thereto the aggregate amount of Restricted Payments made during the period from and after December 31, 1988 to and including the date of the making of the Restricted Payment in question, would exceed the sum of (i) $33,879,500 plus (ii) 50% of Consolidated Net Income for the period from and after December 31, 1993, computed on a cumulative basis for said entire period (or if such Consolidated Net Income is a deficit figure, then minus 100% of such deficit), plus (iii) the aggregate net cash proceeds to the Company during such period from the sale of shares of its capital stock or warrants, rights or option to purchase or acquire any shares of its capital stock (other than any such sale in connection with employee benefit plans), plus
(iv) the aggregate amount of net proceeds received by the Company and its Restricted Subsidiaries in connection with any sale or disposition of Restricted Investments made during such period provided that for the purposes of this [Section]5.11 the amount of proceeds from the sale or disposition of any Restricted Investment may not exceed the original amount of such Restricted Investment.

        The Company will not declare any dividend which constitutes a Restricted Payment payable more than 60 days after the date of declaration thereof.

        For the purposes of this [Section] 5.11 the amount of any Restricted Payment declared, paid or distributed in property of the Company shall be deemed to be the greater of the book value or fair market value (as determined in good faith by the Board of Directors of the Company) of such property at the time of the making of the Restricted Payment in question.

        Section 5.12. Sale and Leasebacks. The Company will not, and will not permit any Restricted Subsidiary to, enter into any arrangement whereby the Company or any Restricted Subsidiary shall sell or transfer any property owned by the Company or any Restricted Subsidiary to any Person other than the Company or a Restricted Subsidiary and thereupon the Company or any Restricted Subsidiary shall lease or intend to lease, as lessee, the same property unless
(i) such property was constructed or installed for the Company or such Restricted Subsidiary and is sold and leased back to the Company or such Restricted Subsidiary within 18 months after such construction or installation, and (ii) such sale by the Company or such Restricted Subsidiary and leaseback to the Company or such Restricted Subsidiary would not violate the provisions of [Section] 5.8 hereof.

        Section 5.13. Mergers, Consolidations and Sales of Assets. (a) The Company will not, and will not permit any Restricted Subsidiary to (i) consolidate with or be a party to a merger with any other corporation or (ii) sell, lease or otherwise dispose of all or any substantial part (as defined in paragraph (d) of this Section) of the assets of the Company and its Restricted Subsidiaries, provided, however, that:

        (1) any Restricted Subsidiary may merge or consolidate with or into any other corporation so long as (i) in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation and (ii) in any merger or consolidation involving a corporation other than the Company, (x) the

The Timberland Company                                          Note Agreement

    survivor shall be a Restricted Subsidiary and the Minority Interests in the surviving corporation, expressed as a percentage of the net worth of such surviving corporation after giving effect to such merger or consolidation, would not exceed the lesser of (I) 25% and (II) 10% plus the Minority Interests in such Restricted Subsidiary on the date of this Agreement or, if the Restricted Subsidiary is acquired or designated after the date of this Agreement, on the date of such acquisition or designation, and (y) aggregate Tangible Minority Interests (as defined in paragraph (d) of this Section) in all Restricted Subsidiaries after giving effect to such merger or consolidation would not exceed 10% of Consolidated Tangible Net Worth;

        (2) the Company may consolidate or merge with any other corporation if
    (i) the surviving or continuing corporation is a corporation organized under the laws of any state of the United States, (ii) at the time of such consolidation or merger and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, and (iii) after giving effect to such consolidation or merger the surviving corporation would be permitted to incur at least $1.00 of additional Funded Debt under the provisions of [Section]5.8(a)(3);

        (3) any Restricted Subsidiary may sell, lease or otherwise dispose of all or any substantial part of its assets to the Company or any Wholly-owned Restricted Subsidiary;

        (4) the Company or any Restricted Subsidiary may sell, transfer or otherwise dispose of any Restricted Investment and any shares of stock in any Unrestricted Subsidiary; and

        (5) a Restricted Subsidiary may consolidate or merge with any other corporation in a transaction permitted under the provisions of [Section]5.13(c).

        (b) The Company will not permit any Restricted Subsidiary to issue or sell any shares of stock of any class (including as "stock" for the purposes of this [Section]5.13, any warrants, rights or options to purchase or otherwise acquire stock or other Securities exchangeable for or convertible into stock) of such Restricted Subsidiary to any Person other than the Company or a Wholly-owned Restricted Subsidiary, unless (i) such issue or sale does not constitute a substantial part (as hereinafter defined) of the assets of the Company and its Restricted Subsidiaries, and (ii) to the extent that (x) the Minority Interests in such Restricted Subsidiary, expressed as a percentage of the net worth of such Restricted Subsidiary after giving effect to such issuance or sale would not exceed the lesser of (I) 25% and (II) 10% plus the Minority Interests in such Restricted Subsidiary on the date of this Agreement or, if such Restricted Subsidiary is acquired or designated after the date of this Agreement, on the date of such acquisition or designation, and (y) aggregate Tangible Minority Interests in all Restricted Subsidiaries after giving effect to such issuance or sale would not exceed 10% of Consolidated Tangible Net Worth.


        (c) The Company will not sell, transfer or otherwise dispose of any shares of stock in any Restricted Subsidiary (except to qualify directors) or any Indebtedness of any

The Timberland Company                                          Note Agreement


Restricted Subsidiary, and will not permit any Restricted Subsidiary to sell, transfer or otherwise dispose of (except to the Company or a Wholly-owned Restricted Subsidiary) any shares of stock or any Indebtedness of any other Restricted Subsidiary, unless:


        (1) either (x) such sale, transfer or disposition is made within the limitations of [Section] 5.13(b), or (y) simultaneously with such sale, transfer, or disposition, all shares of stock and all Indebtedness (excluding any trade receivables) owed by such Restricted Subsidiary at the time owned by the Company and by every other Subsidiary shall be sold, transferred or disposed of as an entirety;

        (2) the Board of Directors of the Company shall have determined, as evidenced by a resolution thereof, that such sale, transfer or disposition is in the best interests of the Company;

        (3) such stock and Indebtedness is sold, transferred or otherwise disposed of to a Person, for consideration and on terms reasonably deemed by the Board of Directors to be adequate and satisfactory, provided that (i) the amount of any non-cash consideration received by the Company or a Restricted Subsidiary shall be determined in good faith by the Board of Directors of the Company, as evidenced by a certificate of the president or any vice president of the Company setting forth in reasonable detail the basis of such determination and delivered to the Note Purchasers, which determination shall, upon the written request of the holder or holders of not less than 25% of the unpaid principal amount of the Notes, be subject to verification by an independent appraiser designated and compensated by the Company and not objected to by such holders, and (ii) any non-cash consideration will be deemed a Restricted Investment made by the Company or such Restricted Subsidiary on the date of such sale, transfer or disposition in the amount of such valuation;

        (4) except in the case of transactions permitted by [Section] 5.13(b), the Restricted Subsidiary being disposed of shall not have any continuing investment in the Company or any other Restricted Subsidiary not being simultaneously disposed of; and

        (5) such sale or other disposition does not involve a substantial part (as hereinafter defined) of the assets of the Company and its Restricted Subsidiaries.

    (d) As used in this [Section] 5.13:

        (1) A sale, lease or other disposition of assets (other than Restricted Investments and investments in Unrestricted Subsidiaries) shall be deemed to be a "substantial part" of the assets of the Company and its Restricted Subsidiaries only if the book value of such assets when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Restricted Subsidiaries (other than Securitized Asset Transactions and other transactions in the ordinary course of business) during the same fiscal year, exceeds 15% of the Consolidated Net Tangible Assets of the Company and its Restricted Subsidiaries determined as of the end of the immediately preceding fiscal year or contributed more than 15% of Net Income

The Timberland Company                                          Note Agreement


    Available for Interest Charges, during the next preceding three fiscal years taken as a whole. Sales or other realization on delinquent receivables shall not be included in any computation of sales or other dispositions hereunder. Sales of assets shall not be included in any computations under this paragraph (d) to the extent that (x) the proceeds from such sale are applied to prepay the Notes pursuant to [Section]2.2 hereof, (y) the proceeds from such sale are applied to the voluntary prepayment of Funded Debt, or (z) the proceeds of such sale are applied, within one year of such sale, to the purchase of other property useful and to be used in the business of the Company and its Restricted Subsidiaries and, pending such application, are maintained by the Company or any Restricted Subsidiary in a separate segregated account.

        (2) The term "Tangible Minority Interests" shall mean, with respect to any Restricted Subsidiary, the amount that bears the same relationship to Minority Interests in such Subsidiary as the Consolidated Tangible Net Worth of such Subsidiary bears to the net worth of such Subsidiary. For purposes of this definition, the "Consolidated Tangible Net Worth" of a Restricted Subsidiary shall be determined for such Subsidiary and its Restricted Subsidiaries in accordance with the definitions set forth in [Section]8.1, mutatis mutandis.

        (3) "Securitized Asset Transaction" shall mean a sale or other transfer by any of the Company and its Restricted Subsidiaries of receivables which were produced in the ordinary course of business and not contingent upon any performance or product guarantee on the part of the Company or any Restricted Subsidiary, which sale or transfer does not involve the creation of any recourse obligation in respect thereof on the part of the Company or any Restricted Subsidiary (other than matters of title to, and the character of, the receivables so sold or transferred).

        Section 5.14. Guaranties. The Company will not and will not permit any Restricted Subsidiary to become or be liable in respect of any Guaranty except Guaranties by the Company and its Restricted Subsidiaries of the obligations of any Person so long as the Company and/or the Restricted Subsidiary guaranteeing such obligation could have incurred such obligation within the limits of this Agreement, provided that such underlying obligation shall be deemed to have been incurred by, and to be the continuing direct obligation of, the guarantor for all purposes of this Agreement.


        Section 5.15. Repurchase of Notes. Neither the Company nor any Restricted Subsidiary or Affiliate, directly or indirectly, may repurchase or make any offer to repurchase any Notes unless the offer has been made to repurchase Notes, pro rata, from all holders of the Notes at the same time and upon the same terms. In case the Company repurchases any Notes, such Notes shall thereafter be canceled and no Notes shall be issued in substitution therefor.

        Section 5.16. Transactions with Affiliates. The Company will not, and will not permit any Restricted Subsidiary to, enter into or be a party to, any transaction or arrangement with any Affiliate (including without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except

The Timberland Company                                            Note Agreement


in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms (as determined in good faith by the Board of Directors of the Company) no less favorable to the Company or such Restricted Subsidiary than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

        Section 5.17. Investments. The Company will not, and will not permit any Restricted Subsidiary to, make any investments in or loans, advances or extensions of credit to, any Person, except:

        (a) investments, loans, advances and extensions of credit by the Company and its Restricted Subsidiaries in a corporation which, after giving effect to such investment, will be a Restricted Subsidiary;

        (b) investments in commercial paper maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Company or any Restricted Subsidiary, is accorded a rating of P-1 by Standard & Poor's Corporation or a rating of A-1 by Moody's Investors Services, Inc.;

        (c) investments in direct obligations issued or guaranteed by the full faith and credit of the United States of America, maturing, except in the case of investments made with security deposits of rental customers, in twelve months or less from the date of acquisition thereof;

        (d) investments in certificates of deposit maturing within one year from the date of origin or other obligations (including repurchase agreements), issued by a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $250,000,000 and a long term deposit rating of A or better from either Standard & Poor's Corporation or Moody's Investors Service, Inc.;

        (e) loans or advances not exceeding $1,000,000 in the aggregate in the usual and ordinary course of business to officers, directors and employees of the Company and its Restricted Subsidiaries;

        (f) Investments in money market preferred stock, which, at the time of acquisition by the Company or any Restricted Subsidiary, is accorded a rating of AA or better by Standard & Poor's Corporation or a rating of Aa2 or better by Moody's Investors Services, Inc.;

        (g) Investments in money market mutual funds having total assets aggregating at least $1,000,000,000 or which invests primarily in assets described in clauses (b), (c), (d) and (f) of this [Section] 5.17;

        (h) Investments in demand deposits and endorsements for collection;

The Timberland Company                                            Note Agreement


        (i) Investments to the extent that the consideration therefor consists of capital stock of the Company; and

        (j) Restricted Investments, subject to the limitations of [Section]
    5.11.

        In valuing any investments, loans and advances for the purpose of applying the limitations set forth in this [Section] 5.17 and [Section] 5.11 such investments, loans and advances shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation therein, but less any amount repaid or recovered on account of capital or principal.

        For purposes of this [Section] 5.17, at any time when a corporation becomes a Restricted Subsidiary, all investments of such corporation at such time shall be deemed to have been made by such corporation, as a Restricted Subsidiary, at such time.

        Section 5.18. Termination of Pension Plans. The Company will not and will not permit any Subsidiary to permit any employee benefit plan maintained by it to be terminated in a manner which could result in the imposition of a Lien on any property of the Company or any Subsidiary pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974, as amended, if the incurrence of such Lien would not be permitted by [Section] 5.10.

        Section 5.19. Reports and Rights of Inspection. The Company will keep, and will cause each Subsidiary to keep, proper books of record and account in which full and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Company or such Subsidiary, in accordance with generally accepted accounting principles consistently applied (except for changes disclosed in the financial statements furnished to you pursuant to this [Section] 5.19 and concurred in by the independent public accountants referred to in [Section] 5.19(b) hereof), and will furnish to you so long as you are the holder of any Note and to each other institutional holder of the then outstanding Notes (in duplicate if so specified below or otherwise requested):

        (a) Quarterly Statements. As soon as available and in any event within 55 days after the end of each quarterly fiscal period (except the last) of each fiscal year, duplicate copies of:

                (1) consolidated and consolidating balance sheets of the Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries as of the close of such quarter setting forth, in the case of such consolidated statements, in comparative form the amount for the end of the preceding fiscal year,

                (2) consolidated and consolidating statements of income of the Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries for such quarterly period, setting forth, in the case of such consolidated statements, in comparative form the amount for the corresponding period of the preceding fiscal year, and

The Timberland Company                                           Note Agreement


                (3) consolidated statements of cash flows of the Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries for the portion of the fiscal year ending with such quarter, setting forth in comparative form the amount for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as complete and correct, by an authorized financial officer of the Company, provided that so long as the Company shall file a quarterly report on Form 10-Q or any similar form with the Securities and Exchange Commission or any successor agency which contains the information set forth in this paragraph (a), the requirements of this paragraph (a) shall be satisfied by forwarding Form 10-Q to the holders of the Notes within 55 days after the end of such quarterly fiscal period but, in any event, within five days of filing such Form 10-Q with the Securities and Exchange Commission, and provided, further that so long as the Unrestricted Subsidiaries of the Company taken as a whole do not constitute a Significant Subsidiary, the Company shall not be required to deliver to you financial statements of the Company and its Restricted Subsidiaries referred to in paragraphs (1), (2) and (3) of this [Section] 5.19(a);

        (b) Annual Statements. As soon as available and in any event within 110 days after the close of each fiscal year of the Company, duplicate copies of:

                (1) consolidated and consolidating balance sheets of the Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries as of the close of such fiscal year, and

                (2) consolidated and consolidating statements of income and stockholders' equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries for such fiscal year, in each case setting forth in comparative form the consolidated figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur) and present fairly the financial condition of the companies reported on and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, provided that so long as the Company shall file an annual report on Form 10-K or any similar form with the Securities and Exchange Commission or any successor agency which contains the information set forth in this paragraph
    (b), the requirements of this paragraph (b) shall be satisfied by forwarding Form 10-K to the holders of the Notes within 110 days after the end of

The Timberland Company                                            Note Agreement


    such fiscal year but, in any event, within five days of filing such Form 10-K with the Securities and Exchange Commission, and provided further that so long as the Unrestricted Subsidiaries of the Company taken as a whole do not constitute a Significant Subsidiary, the Company shall not be required to deliver to you financial statements of the Company and its Restricted Subsidiaries referred to in paragraphs (1) and (2) of this [Section] 5.19(b);

        (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company or any Restricted Subsidiary and any management letter received from such accountants;

        (d) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally and of each regular or periodic report, and any registration statement or prospectus filed by the Company or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency, and copies of any orders in any proceedings to which the Company or any of its Subsidiaries is a party, issued by any governmental agency, Federal or state, having jurisdiction over the Company or any of its Subsidiaries;

        (e) Requested Information. With reasonable promptness, such other data and information as you or any such institutional holder may reasonably request, provided, that with respect to any data and information obtained by you as a result of any request pursuant to this paragraph (e), you agree that, to the extent that such data and information has not theretofore otherwise been disclosed by or as authorized by the Company in such a manner as to render such data and information no longer confidential, you will use reasonable efforts (consistent with your established procedures) to reasonably maintain (and cause persons referred to in (i) below to maintain) the confidential nature of the data and information therein contained; provided, that anything herein contained to the contrary notwithstanding, you may, to the extent necessary, disclose or disseminate such data and information to: (i) your employees, agents, attorneys, and accountants who would ordinarily have access to such data and information in the normal course of the performance of their duties; (ii) such third parties as you may, in your discretion, deem reasonably necessary or desirable in connection with or in response to (x) compliance with any law, ordinance or governmental order, regulation, rule, policy, subpoena, investigation, regulatory authority request or request, or (y) any order, decree, judgment, subpoena, notice of discovery or similar ruling or pleading issued, filed, served or purported on its face to be issued, filed or served (A) by or under authority of any court, tribunal, arbitration board of any governmental or industry agency, commission, authority, board or similar entity or (B) in connection with any proceeding, case or matter pending (or on its face purported to be pending) before any court, tribunal, arbitration board or any governmental agency, commission, authority, board or similar entity; (iii) any prospective purchaser, securities broker or dealer or investment banker in connection with the resale or proposed resale by you of any portion of the Notes who shall agree in writing to accept such information subject to

The Timberland Company                                            Note Agreement


    the provisions of this paragraph (e); (iv) any Person holding your debt Securities who shall have requested to inspect such information subject to the provisions of this paragraph (e); (v) the National Association of Insurance Commissioners; and (vi) any entity utilizing such information to rate or classify your debt or equity Securities or to report to the public concerning the industry of which you are a part; and, provided further, that you shall not be liable to the Company or any other Person for damages for any failure by you, despite your reasonable efforts so to do, to comply with the provisions of this paragraph (e).

        (f) Officers' Certificates.  Within the periods provided in paragraphs
    (a) and (b) above, a certificate of an authorized financial officer of the Company stating that he has reviewed the provisions of this Agreement and setting forth: (i) the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of [Section] 5.5 through [Section] 5.18, inclusive, at the end of the period covered by the financial statements then being furnished, and (ii) whether there existed as of the date of such financial statements and whether, to the best of his knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto;

        (g) Accountant's Certificates.  Within the period provided in paragraph
    (b) above, a certificate of the accountants who render an opinion with respect to such financial statements, stating that they have reviewed this Agreement and stating further, whether in making their audit, such accountants have become aware of any Default or Event of Default under any of the terms or provisions of [Section] 5.6 through [Section] 5.14, inclusive, [Section] 5.17 or [Section] 5.18 of this Agreement insofar as any such terms or provisions pertain to or involve accounting matters or determinations, and if any such condition or event then exists, specifying the nature and period of existence thereof; and

        (h) Unrestricted Subsidiaries. Within the respective periods provided in paragraph (b) above, financial statements of the character and for the dates and periods as in said paragraph (b) provided covering Unrestricted Subsidiaries on a consolidated and consolidating basis.

        Without limiting the foregoing, the Company will permit you, so long as you are the holder of any Note, and each institutional holder of the then outstanding Notes (or such Persons as either you or such holder may designate) to visit and inspect, under the Company's guidance, any of the properties of the Company or any Subsidiary, to examine all their books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees, and independent public accountants (and by this provision the Company authorizes said accountants to discuss with you the finances and affairs of the Company and its Subsidiaries) all at such reasonable times and as often as may be reasonably requested.

The Timberland Company                                            Note Agreement


The Company shall not be required to pay or reimburse you or any such holder for expenses which you or any such holder may incur in connection with any such visitation or inspection.

SECTION 6.     EVENTS OF DEFAULT AND REMEDIES THEREFOR.

        Section 6.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" as the term is used herein:

        (a) Default shall occur in the payment of interest on any Note when the same shall have become due and such default shall continue for more than five days; or

        (b) Default shall occur in the making of any payment of the principal of any Note or the premium thereon at any date fixed for prepayment; or

        (c) Default shall occur in the making of any other payment of the principal of any Note or the premium thereon at the expressed or any accelerated maturity date; or

        (d) Default shall be made in the payment of the principal of or interest on any Indebtedness of the Company or any Restricted Subsidiary for borrowed money in an aggregate principal amount in excess of $1,000,000, as and when the same shall become due and payable by the lapse of time, by declaration, by call for redemption or otherwise, and such default shall continue beyond the period of grace, if any, allowed with respect thereto; or

        (e) Default or the happening of any event shall occur under any indenture, agreement, or other instrument under which any Indebtedness of the Company or any Restricted Subsidiary for borrowed money in an aggregate principal amount in excess of $1,000,000 may be issued and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of any Indebtedness of the Company or any Restricted Subsidiary outstanding thereunder; or

        (f) Default shall occur in the observance or performance of any covenant or agreement contained in [Section] 5.6 through [Section] 5.15, inclusive, or [Section] 5.17 hereof; or

        (g) Default shall occur in the observance or performance of any other provision of this Agreement which is not remedied within 30 days after notice thereof to the Company by the holder of any Note; or

        (h) If any representation or warranty made by the Company herein, or made by the Company in any statement or certificate furnished by the Company in connection with the consummation of the issuance and delivery of the Notes or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof; or

The Timberland Company                                            Note Agreement

        (i) The Company or any Significant Subsidiary which is a Restricted Subsidiary becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company or any Significant Subsidiary which is a Restricted Subsidiary causes or suffers an order for relief to be entered with respect to it under applicable Federal bankruptcy law or applies for or consents to the appointment of a custodian, trustee or receiver for the Company or such Significant Subsidiary which is a Restricted Subsidiary or for the major part of the property of either; or

        (j) A custodian, trustee or receiver is appointed for the Company or any Significant Subsidiary which is a Restricted Subsidiary or for the major part of the property of either and is not discharged within 30 days after such appointment; or

        (k) Final judgment or judgments for the payment of money aggregating in excess of $100,000 is or are outstanding against the Company or any Significant Subsidiary which is a Restricted Subsidiary or against any property or assets of either and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 30 days from the date of its entry; or

        (l) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Significant Subsidiary which is a Restricted Subsidiary and, if instituted against the Company or any Significant Subsidiary which is a Restricted Subsidiary, are consented to or are not dismissed within 60 days after such institution.

        Section 6.2. Notice to Holders. When any Event of Default described in the foregoing [Section] 6.1 has occurred, or if the holder of any Note or of any other evidence of Indebtedness of the Company gives any notice or takes any other action with respect to a claimed default, the Company agrees to give prompt notice of such event to all holders of the Notes then outstanding, such notice to be in writing and sent by registered or certified mail or by telegram.


        Section 6.3. Acceleration of Maturities. When any Event of Default described in paragraph (a), (b) or (c) of [Section] 6.1 has happened and is continuing, any holder of any Note may declare its Notes to be, and its Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in paragraphs (a) through (h), inclusive, and (k) of said [Section] 6.1 has happened and is continuing, the holder or holders of 25% or more of the principal amount of Notes at the time outstanding may, by notice in writing sent by registered or certified mail to the Company, declare the entire principal and all interest accrued on all Notes to be, and all Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in paragraphs (i),
(j) and (l) of [Section] 6.1 has occurred, then all outstanding Notes shall immediately become due and payable without presentment, demand or notice of any kind.

The Timberland Company                                            Note Agreement

Upon any or all Notes becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the holders of such Notes the entire principal and interest accrued on such Notes and, with respect to a payment made as a result of an Event of Default described in paragraph (a),
(b), (c) or (f) of [Section]6.1, and to the extent permitted by law, liquidated damages for the loss of the bargain evidenced hereby in an amount equal to the Make-Whole Amount. No course of dealing on the part of any Noteholder nor any delay or failure on the part of any Noteholder to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. The Company further agrees, to the extent permitted by law, to pay to the holder or holders of the Notes all costs and expenses incurred by them in the collection of any Notes upon any default hereunder or thereon, including reasonable compensation to such holder's or holders' attorneys for all services rendered in connection therewith.

        Section 6.4. Rescission of Acceleration.  The provisions of [Section]
6.3 are subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in paragraphs (a) through (h), inclusive, and (k) of [Section] 6.1, the holders of 51% in aggregate principal amount of the Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

        (a) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes or this Agreement;

        (b) all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except any principal, interest or premium on the Notes which has become due and payable solely by reason of such declaration under [Section] 6.3) shall have been duly paid; and

        (c) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to [Section] 7.1;

and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.

SECTION 7.     AMENDMENTS, WAIVERS AND CONSENTS.

        Section 7.1. Consent Required. (a) Any term, covenant, agreement or condition of this Agreement may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders of at least 51% in aggregate principal amount of outstanding Notes; provided that without the written consent of the holders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective (i) which will change the time of payment of the principal of or the interest on any Note or change the principal amount thereof or change the rate of interest thereon, or (ii) which will change any of the provisions

The Timberland Company                                            Note Agreement

with respect to optional prepayments, or (iii) which will change the percentage of holders of the Notes required to consent to any such amendment, alteration or modification or any of the provisions of this [Section] 7 or [Section] 6.


        (b) So long as any outstanding Notes are owned by you, the Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this [Section] 7.1 shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of outstanding Notes. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of the Notes as consideration for or as an inducement to the entering into by any holder of the Notes of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Notes then outstanding, provided however, that if any holder of Notes fails to consent to a transaction which will result in a violation of [Section] 5.13 hereof, and as a result of such failure the Notes of such holder are prepaid pursuant to [Section] 2.3 hereof, such holder shall not be entitled to any remuneration pursuant to this [Section] 7.1(b) in connection with the requested consent to such transaction.

        Section 7.2. Effect of Amendment or Waiver. Any such amendment or waiver shall apply equally to all of the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

SECTION 8.     INTERPRETATION OF AGREEMENT; DEFINITIONS.

        Section 8.1. Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

        "Affiliate" shall mean any Person (other than a Restricted Subsidiary)
(i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of the Company or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the

The Timberland Company                                            Note Agreement

direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

     "Capitalized Lease" shall mean any lease the obligation for Rentals with respect to which is required to be capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles.

     "Capitalized Rentals" shall mean as of the date of any determination the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which the Company or any Restricted Subsidiary is a lessee would be reflected as a liability on a consolidated balance sheet of the Company and its Restricted Subsidiaries.

     "Consolidated Current Assets" and "Consolidated Current Liabilities" shall mean such assets and liabilities of the Company and its Restricted Subsidiaries on a consolidated basis as shall be determined in accordance with generally accepted accounting principles to constitute current assets and current liabilities (including in current liabilities, in any event, Guaranties of current liabilities of others), respectively.

     "Consolidated Net Income" for any period shall mean the gross revenues of the Company and its Restricted Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied and after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

        (a) any gains or losses on the sale or other disposition of investments or fixed or capital assets, to the extent any such gain or loss constitutes an "extraordinary item" under generally accepted accounting principles, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

        (b) the proceeds of any life insurance policy;

        (c) net earnings and losses of any Restricted Subsidiary accrued prior to the date it became a Restricted Subsidiary;

        (d) net earnings and losses of any corporation (other than a Restricted Subsidiary), substantially all the assets of which have been acquired in any manner, realized by such other corporation prior to the date of such acquisition;

        (e) net earnings and losses of any corporation (other than a Restricted Subsidiary) with which the Company or a Restricted Subsidiary shall have consolidated or which shall have merged into or with the Company or a Restricted Subsidiary prior to the date of such consolidation or merger;

        (f) net earnings of any business entity (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest unless such

The Timberland Company                                            Note Agreement

    net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions;

        (g) any portion of the net earnings of any Restricted Subsidiary which for any reason is unavailable for payment of dividends to the Company or any other Restricted Subsidiary;

        (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

        (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

        (j) any gain arising from the acquisition of any Securities of the Company or any Restricted Subsidiary; and

        (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period.

     "Consolidated Net Tangible Assets" shall mean as of the date of any determination thereof the total amount of all Tangible Assets of the Company and its Restricted Subsidiaries after deducting all Restricted Investments and all items which in accordance with generally accepted accounting principles would be included on the liability side of a consolidated balance sheet, except deferred income taxes, deferred investment tax credits, capital stock of any class, surplus, and Funded Debt.

     "Consolidated Tangible Net Worth" shall mean, as of the date of any determination thereof, Consolidated Net Tangible Assets less all outstanding Funded Debt, deferred income taxes, deferred investment tax credits and Minority Interests, all determined in accordance with generally accepted accounting principles consolidating the Company and its Restricted Subsidiaries.

     "Current Debt" as of the date of any determination thereof shall mean (i) all Indebtedness for money borrowed other than Funded Debt, (ii) all Indebtedness with respect to documentary letters of credit and bankers' acceptances, and (iii) Guaranties of Current Debt of others. "Consolidated" when used as a prefix to any Current Debt shall mean the aggregate amount of all such Current Debt of the Company and its Restricted Subsidiaries on a consolidated basis eliminating intercompany items.

     "Default" shall mean any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default as defined in [Section] 6.1.

     "Fixed Charges" for any period shall mean on a consolidated basis the sum of (i) all Rentals (other than Rentals on Capitalized Leases) payable during such period by the

The Timberland Company                                            Note Agreement

Company and its Restricted Subsidiaries, and (ii) all Interest Charges during such period on all Indebtedness (including the interest component of Rentals on Capitalized Leases) of the Company and its Restricted Subsidiaries.

     "Funded Debt" of any Person shall mean (i) all Indebtedness for borrowed money or which has been incurred in connection with the acquisition of assets in each case having a final maturity of one or more than one year from the date of origin thereof (or which is renewable or extendible at the option of the obligor for a period or periods of one or more than one year from the date of origin, but excluding revolving lines of credit renewable or extendible at the option of the obligor for a period or periods of one or more than one year from the date of origin except to the extent such option shall have been exercised), including all payments in respect thereof that are required to be made within one year from the date of any determination of Funded Debt, whether or not included in Consolidated Current Liabilities, (ii) all Capitalized Rentals, and
(iii) all Guaranties of Funded Debt of others. "Consolidated" when used as a prefix to any Funded Debt shall mean the aggregate amount of all such Funded Debt of the Company and its Restricted Subsidiaries on a consolidated basis eliminating intercompany items.

     "Guaranties" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, or (iii) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

     "Indebtedness" of any Person shall mean and include all obligations of such Person which in accordance with generally accepted accounting principles shall be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all (i) obligations of such Person for borrowed money or which has been incurred in connection with the acquisition of property or assets, (ii) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (iii) obligations created or arising under

The Timberland Company                                            Note Agreement

any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, and (iv) Capitalized Rentals under any Capitalized Lease. For the purpose of computing the Indebtedness of any Person, there shall be excluded any particular Indebtedness to the extent that, upon or prior to the maturity thereof, there shall have been deposited with the proper depository in trust the necessary funds (or evidences of such Indebtedness, if permitted by the instrument creating such Indebtedness) for the payment, redemption or satisfaction of such Indebtedness; and thereafter such funds and evidences of Indebtedness so deposited shall not be included in any computation of the assets of such Person.

     "Interest Charges" for any period shall mean all interest and all amortization of debt discount and expense on any particular Indebtedness for which such calculations are being made. Computations of Interest Charges on a pro forma basis for Indebtedness having a variable interest rate shall be calculated at the rate in effect on the date of any determination.

     "Lien" shall mean any mortgage, pledge, security interest, lien, encumbrance or other charge of any kind on any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Make-Whole Amount" as at any date a payment thereof is due (the "payment date") in connection with a payment or prepayment in respect of the Notes shall mean the excess of (i) the present value as at the payment date of the remaining principal and interest payments to become due in respect of that portion of the principal amount of the Notes to be so paid or prepaid, discounted semiannually at an annual rate which is equal to the Treasury Rate plus 0.50% over (ii) the aggregate principal amount of the Notes then to be paid or prepaid plus accrued interest on such principal amount. To the extent that the Treasury Rate plus 0.50% at the time of determination of the Make-Whole Amount is equal to or higher than 7.16%, the Make-Whole Amount is zero. For purposes of any determination of the Make-Whole Amount:

        (a) The applicable "Treasury Rate" means the mean of the yields to maturity of customarily-issued United States Treasury obligations with a constant maturity (as compiled by and published in the United States Federal Reserve Bulletin H.15(519) or its successor publication for each of the two weeks immediately preceding the payment date) most nearly equal to the remaining Weighted Average Life to Maturity of the Notes as at the payment date. If no maturity exactly corresponding to such remaining Weighted Average Life to Maturity shall appear therein, yields for the two most closely corresponding published maturities shall be calculated pursuant to the foregoing sentence and the Treasury Rate shall be interpolated from such yields on a straight-line basis (rounding to the nearest month). If such rates shall not have been so published, the Treasury Rate in respect of such determination date shall be calculated pursuant to the next preceding sentence on the basis of the arithmetic mean of the arithmetic means of the secondary market ask rates, as of approximately 3:30 P.M., New York City time, on the last business days of each of the two weeks

The Timberland Company                                            Note Agreement


    preceding the payment date, for the actively traded U.S. Treasury security or securities with a maturity or maturities most closely corresponding to such Weighted Average Life to Maturity, as reported by three primary United States Government securities dealers in New York City of national standing selected in good faith by the Company.

        (b) "Weighted Average Life to Maturity" with respect to the Notes means, as at the payment date, the number of years obtained by dividing the then Remaining Dollar-years of the Notes by the outstanding principal amount of the Notes. The term "Remaining Dollar-years" of the Notes means the product obtained by (i) multiplying (A) the amount of each then remaining required principal repayment (including repayment at final maturity), by (B) the number of years (calculated to the nearest one-twelfth) which will elapse between the time of determination and the date such required repayment is due, and (ii) totaling all the products obtained in the computations described in clause (i).

    "Minority Interests" shall mean any shares of stock of any class of a Restricted Subsidiary (other than directors' qualifying shares as required by law, and other than shares of the Class A Stock of The Outdoor Footwear Company so long as the number of outstanding shares of such Class A Stock do not exceed 50,000 at any time and the certificate of incorporation of The Outdoor Footwear Company is not amended after the date hereof to increase the rights of the holders of Class A Stock in the event of a liquidation of The Outdoor Footwear Company) that are not owned by the Company and/or one or more of its Restricted Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock.

     "Net Income Available for Fixed Charges" for any period shall mean the sum of (i) Consolidated Net Income during such period plus (to the extent deducted in determining Consolidated Net Income), (ii) all provisions for any Federal, state or other income taxes made by the Company and its Restricted Subsidiaries during such period and (iii) Fixed Charges of the Company and its Restricted Subsidiaries during such period.

     "Net Income Available for Interest Charges" for any period shall mean the sum of (i) Consolidated Net Income during such period plus (to the extent deducted in determining Consolidated Net Income), (ii) all provisions for any Federal, state or other income taxes made by the Company and its Restricted Subsidiaries during such period and (iii) Interest Charges during such period, determined on a pro forma basis giving effect as of the beginning of such period (x) to the disposition during such period of assets constituting a substantial part of the assets of the Company and its Restricted Subsidiaries taken as a whole, (y) to the acquisition or disposition during such period of all or substantially all of the stock or assets of an entity or assets consisting of a line of business of an entity, and (z) to the acquisition, designation or disposition during such period of a Restricted Subsidiary;

The Timberland Company                                            Note Agreement


provided, however, that any such determination of the amount to be included in Consolidated Net Income on a pro forma basis taking into account the earnings of an entity, the stock or assets of which have been acquired by the Company or a Restricted Subsidiary, shall include only such amounts as are based on the actual historical financial results of such entity during such period, determined in accordance with generally accepted accounting principles.

     "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "Pro Forma Interest Charges" for any period shall mean, as of the date of any determination thereof, the maximum aggregate amount of Interest Charges which would have become payable by the Company and its Restricted Subsidiaries in such period determined on a pro forma basis giving effect as of the beginning of such period to the incurrence of any Funded Debt (including Capitalized Rentals) and the retirement of outstanding Funded Debt or termination of any Capitalized Leases.

     "Rentals" shall mean and include all fixed rents (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Restricted Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called, "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

     "Restricted Investments" shall mean all investments, loans and advances existing on or made after the date of this Agreement of the Company and its Restricted Subsidiaries other than investments, loans or advances permitted by paragraphs (a) through (i), inclusive, of [Section] 5.17 hereof. The Company and its Restricted Subsidiaries shall be deemed to have made a Restricted Investment (i) to the extent of the equity of the Company and its Restricted Subsidiaries in the net assets of a Restricted Subsidiary which has become an Unrestricted Subsidiary on the date that the Restricted Subsidiary becomes an Unrestricted Subsidiary and (ii) to the extent of the value of any non-cash consideration received by the Company and its Restricted Subsidiaries in connection with a sale of stock or Indebtedness permitted by [Section] 5.13(c)(3) hereof.

     "Restricted Subsidiary" shall mean any Subsidiary which is designated as a Restricted Subsidiary on Annex A of the Closing Certificate or any other Subsidiary (i) which is organized under the laws of the United States or any State thereof, Canada, Cayman Islands, the Dominican Republic, France, Puerto Rico, the United Kingdom, West Germany, Australia, Austria, Belgium, Denmark, Finland, Republic of Ireland, Italy, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, and U.S. Virgin Islands; (ii) which conducts substantially all of its business and has substantially all of its assets within the United States, Canada, the Dominican Republic, France, Puerto Rico,

The Timberland Company                                            Note Agreement



the United Kingdom, West Germany, Australia, Austria, Belgium, Denmark, Finland, Republic of Ireland, Italy, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, and U.S. Virgin Islands; (iii) of which more than 75% (by number of votes) of the Voting Stock is owned by the Company and/or one or more Restricted Subsidiaries; and (iv) which is designated a Restricted Subsidiary at the time it first becomes a Subsidiary, provided, the Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary but only if (i) after giving effect to such designation the Company and its Restricted Subsidiaries could incur $1 of additional Consolidated Funded Debt and (ii) at the time of such designation and after giving effect thereto no Default or Event of Default shall have occurred and be continuing. Any Subsidiary which is designated by the Board of Directors of the Company as a Restricted Subsidiary after having been an Unrestricted Subsidiary may not be redesignated an Unrestricted Subsidiary. The Company shall give prompt notice to the Noteholders of designation of a Restricted Subsidiary.

     "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

     "Significant Subsidiary" shall mean any Subsidiary which meets any of the following conditions:

        (1) The Company's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the Consolidated Tangible Net Worth of the Company and its Subsidiaries as of the end of the most recently completed fiscal year; or

        (2) The Company's and its other Subsidiaries' proportionate share of the Consolidated Tangible Net Worth of the Subsidiary exceeds 10 percent of the Consolidated Tangible Net Worth of the Company and its Subsidiaries as of the end of the most recently completed fiscal year; or

        (3) The Company's and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Subsidiary exceeds 10 percent of such income of the Company and its Subsidiaries consolidated for the most recently completed fiscal year.

    "Specified Debt" shall mean, without duplication, any Indebtedness of Restricted Subsidiaries which Indebtedness is permitted by [Section] 5.8(a)(5) hereof and any Indebtedness of the Company secured by Liens permitted by [Section] 5.10(j) hereof.

    The term "subsidiary" shall mean, as to any particular parent corporation, any corporation of which more than 50% (by number of votes) of the Voting Stock shall be owned by such parent corporation and/or one or more corporations which are themselves subsidiaries of such parent corporation. The term "Subsidiary" shall mean a subsidiary of the Company.

The Timberland Company                                            Note Agreement


     "Tangible Assets" shall mean as of the date of any determination thereof, the total amount of all assets of the Company and its Restricted Subsidiaries (less depreciation, depletion and other properly deductible valuation reserves) after deducting good will, patents, trade names, trade marks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets other than prepaid insurance and prepaid taxes, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "intangible assets" in accordance with generally accepted accounting principles.

     "Total Debt" of the Company and its Restricted Subsidiaries as at any date shall mean the sum of (i) Consolidated Funded Debt of the Company and its Restricted Subsidiaries as at such date, plus (ii) the Average Outstanding during the applicable Low Period. For purposes of this definition:

        (a) "Average Outstanding" shall mean the average of the unpaid principal amounts of Consolidated Current Debt of the Company and its Restricted Subsidiaries outstanding at the close of business on each day within a period of 30 consecutive days; and

        (b) "Low Period" shall mean the period of 30 consecutive days for which Average Outstanding is the lowest of any period of 30 consecutive days during the period of 15 consecutive months ending with the date of determination of Total Debt.

     "Total Equity" as at any date shall mean stockholders' equity determined in accordance with generally accepted accounting principles consolidating the Company and its Restricted Subsidiaries.

     "Unrestricted Subsidiary" shall mean any Subsidiary which is not a Restricted Subsidiary; provided, that the Board of Directors may designate any Restricted Subsidiary as an Unrestricted Subsidiary but only if (i) the Subsidiary so designated shall then own no Funded Debt or capital stock of any Restricted Subsidiary, (ii) after giving effect to such designation, the Company and its Restricted Subsidiaries could issue $1 of additional Consolidated Funded Debt and (iii) at the time of such designation and after giving effect thereto no Default or Event of Default shall have occurred and be continuing. Any Subsidiary which is designated by the Board of Directors of the Company as an Unrestricted Subsidiary after having been a Restricted Subsidiary may not be redesignated a Restricted Subsidiary. The Company shall give prompt notice to the Noteholders of any designation of an Unrestricted Subsidiary.

     "Voting Stock" shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     "Wholly-owned" when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares and, in the case of The Outdoor Footwear Company, Class A
                                     -31-

The Timberland Company                                            Note Agreement

Stock so long as such Class A Stock is excluded from the definition of "Minority Interests") are owned by the Company and its Wholly-owned Subsidiaries.

        Section 8.2. Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with generally accepted accounting principles, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

        Section 8.3. Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

SECTION 9.     MISCELLANEOUS.

        Section 9.1. Registered Notes. The Company shall cause to be kept at its principal office a register for the registration and transfer of the Notes (hereinafter called the "Note Register"), and the Company will register or transfer or cause to be registered or transferred, as hereinafter provided and under such reasonable regulations as it may prescribe, any Note issued pursuant to this Agreement.

     At any time and from time to time the registered holder of any Note which has been duly registered as hereinabove provided may transfer such Note upon surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing.

     The Person in whose name any registered Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement. Payment of or on account of the principal, premium, if any, and interest on any registered Note shall be made to or upon the written order of such registered holder.

        Section 9.2. Exchange of Notes. At any time, and from time to time, upon not less than ten days' notice to that effect given by the holder of any
Note initially delivered or of any Note substituted therefor pursuant to [Section] 9.1, this [Section] 9.2 or [Section] 9.3, and, upon surrender of such Note at its office, the Company will deliver in exchange therefor, without expense to the holder, except as set forth below, Notes for the same aggregate principal amount as the then unpaid principal amount of the Note so surrendered in the denomination of $100,000 or any amount in excess thereof as such holder shall specify, dated as of the date to which interest has been paid on the Note so surrendered or, if such surrender is prior to the payment of any interest thereon, then dated as of the date of issue, payable to such Person or Persons, or order, as may be designated by such holder, and otherwise of the same form and tenor as the Notes so surrendered for exchange. The Company may require the payment of

The Timberland Company                                            Note Agreement

a sum sufficient to cover any stamp tax or governmental charge imposed upon such exchange or transfer.

        Section 9.3. Loss, Theft, Etc. of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Note, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Note, the Company will make and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note. If the Purchaser or any subsequent institutional holder is the owner of any such lost, stolen or destroyed Note, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note other than the written agreement of such owner to indemnify the Company.

        Section 9.4. Expenses, Stamp Tax Indemnity. Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay directly all of your reasonable out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby, including but not limited to the reasonable charges and disbursements of Chapman and Cutler, your special counsel, duplicating and printing costs and charges for shipping the Notes, adequately insured to you at your home office or at such other place as you may designate, and all such expenses relating to any amendment, waivers or consents pursuant to the provisions hereof. The Company also agrees that it will pay and save you harmless against any and all liability with respect to stamp and other taxes (other than transfer taxes or taxes on income or revenues), if any, which may be payable or which may be determined to be payable in connection with the execution and delivery of this Agreement or the Notes, whether or not any Notes are then outstanding. The Company agrees to protect and indemnify you against any liability for any and all brokerage fees and commissions payable or claimed to be payable to any Person in connection with the transactions contemplated by this Agreement. You hereby represent and warrant that you have not engaged any investment banker or broker in connection with your purchase of the Notes.

        Section 9.5. Powers and Rights Not Waived; Remedies Cumulative. No delay or failure on the part of the holder of any Note in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies of the holder of any Note are cumulative to and are not exclusive of any rights or remedies any such holder would otherwise have, and no waiver or consent, given or extended pursuant to [Section] 7 hereof, shall extend to or affect any obligation or right not expressly waived or consented to.

        Section 9.6. Notices. All communications provided for hereunder shall be in writing and, if to you, delivered or mailed by registered or certified mail, addressed to you at your address appearing on Schedule I to this Agreement or such other address as you or

The Timberland Company                                            Note Agreement

the subsequent holder of any Note initially issued to you, may designate to the Company in writing, and if to the Company, delivered or mailed by registered or certified mail to the Company at 11 Merrill Industrial Drive, Hampton, New Hampshire 03842-5050, Attention: Chief Financial Officer or to such other address as the Company may in writing designate to you or to a subsequent holder of the Note initially issued to you. Notice shall be effective upon the earlier of (i) three business days after such notice is sent or (ii) actual receipt of such notice.

        Section 9.7. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to your benefit and to the benefit of your successors and assigns, including each successive holder or holders of any Notes.

        Section 9.8. Survival of Covenants and Representations. All covenants, representations and warranties made by the Company herein and in any certificates delivered pursuant hereto, whether or not in connection with the Closing Date, shall survive the closing and the delivery of this Agreement and the Notes.

        Section 9.9. Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts, or portion which may, for any reason, be hereafter declared invalid.

        Section 9.10. Governing Law. This Agreement and the Notes issued and sold hereunder shall be governed by and construed in accordance with Illinois law.

        Section 9.11. Captions. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        PRINCIPAL MUTUAL LIFE INSURANCE
                                           COMPANY

                                        By  /s/ JON C HEINY
                                           -----------------------
                                           Its  Jon C. Heiny
                                                Counsel


                                        By  /s/ JON M. DAVIDSON
                                           -----------------------
                                           Its  Jon M. Davidson
                                                Assistant Director-
                                                Securities Investment

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        GE CAPITAL ASSURANCE COMPANY TRUST

                                        By  /s/ William D. Koski
                                           -----------------------
                                           Its  William D. Koski
                                                Assistant Vice President

7.16% Senior Notes due April 15, 2000
The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        SUN LIFE ASSURANCE COMPANY OF CANADA
                                          (U.S.)

                                        By  /s/ L. Brock Thomson
                                           -----------------------
                                           Its  L. Brock Thomson
                                                Treasurer

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        NORTHERN LIFE INSURANCE COMPANY

                                        By  /s/ Mark S. Jordahl
                                           -----------------------
                                           Its  Mark S. Jordahl
                                                Assistant Treasurer

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        NORTHWESTERN NATIONAL LIFE INSURANCE
                                          COMPANY

                                        By /s/ Mark S. Jordahl
                                           -----------------------
                                           Its Mark S. Jordahl
                                               Authorized Representative

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        THE NORTH ATLANTIC LIFE INSURANCE
                                          COMPANY OF AMERICA

                                        By  /s/ Mark S. Jordahl
                                           -----------------------
                                           Its  Mark S. Jordahl
                                                Assistant Treasurer

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        THE FRANKLIN LIFE INSURANCE COMPANY

                                        By  /s/ Daniel C. Leimbach
                                           -----------------------
                                           Its  Daniel C. Leimbach
                                                Vice President

                                        By /s/ Elizabeth E. Arthur
                                           -----------------------
                                           Its Elizabeth E. Arthur
                                               Assistant Secretary

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        CENTURY LIFE OF AMERICA

                                        By Century Investment Management Company

                                        By  /s/ Donald Heltner
                                           -----------------------
                                           Its  Donald Heltner
                                                Vice President

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        CUNA MUTUAL INSURANCE SOCIETY

                                        By Century Investment Management Company

                                        By  /s/ Donald Heltner
                                           -----------------------
                                           Its  Donald Heltner
                                                Vice President

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        GUARANTEE MUTUAL LIFE COMPANY

                                        By  /s/ Steven A. Scanlan
                                           -----------------------
                                           Its  Steven A. Scanlan
                                                Senior Invesment Officer -
                                                  Securities

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        TMG LIFE INSURANCE COMPANY

                                        By:  THE MUTUAL GROUP, its Agent

                                        By  /s/ Michael J. Carew
                                           -----------------------
                                           Name:  Michael J. Carew
                                           Title: Assistant Vice President

                                        By /s/ Robert Lapointe
                                           -----------------------
                                           Name:  Robert Lapointe
                                           Title: Vice President

                                  SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY                $20,000,000(1)
711 High Street
Des Moines, Iowa  50392-0800
Attention:  Investment Department-Securities Division
            Regarding Bond No. 1-B-60072 (with respect to the $18,000,000 Note) Regarding Bond No. 16-B-60072 (with respect to the $2,000,000 Note)
Telefacsimile:  (515) 248-2490
Confirmation:  (515) 248-3495

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, Bond No. 1-B-60072 (with respect to the $18,000,000 Note) and Bond No. 16-B-60072 (with respect to the $2,000,000 Note), principal, premium or interest") to:

        Norwest Bank Iowa, N.A.
        7th and Walnut Streets
        Des Moines, Iowa  50309
        ABA No. 073 000 228

        for credit to:  Principal Mutual Life Insurance Company
        Account No. 014752 (with respect to the $18,000,000 Note)
        Separate Account No. 032395 (with respect to the $2,000,000 Note)

Notices

All notices concerning payment on or in respect of the Notes, to:

        Principal Mutual Life Insurance Company
        711 High Street
        Des Moines, Iowa  50392-0960
        Attention:  Investment Department, Accounting & Treasury




_____________________
(1)   In two Notes denominated as follows:  (i) $18,000,000 and (ii) $2,000,000.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-012-7290

                                 SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

GE CAPITAL ASSURANCE COMPANY TRUST                     $10,000,000
c/o GNA Corporation
Two Union Square, Suite 5600
P.O. Box 490
Seattle, Washington  98111-0490
Attention:  Dan Greenshields

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        Bankers Trust Company
        16 Wall Street
        New York, New York  10015
        ABA 021001033
        Attn:  99-911-145
        Account No. 97834

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  SALKELD & CO

Taxpayer I.D. Number:  16-1202227

                                   SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

SUN LIFE ASSURANCE COMPANY OF                          $10,000,000(2)
  CANADA (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts  02181
Attention: Investment Department/Private Placements, SC [Section] 1303 Telecopier Number: (617) 431-7521

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        Chemical Bank (ABA [Section]021-000-128)
        55 Water Street
        New York, New York  10041
        for credit to the account of:Sun Life Assurance Company of Canada (U.S.) Account Number 323-023177 (with respect to the $8,000,000 Note)
        Account Number 323-162592 (with respect to the $2,000,000 Note)

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

        Sun Life Assurance Company of Canada (U.S.)
        Three Sun Life Executive Park
        Wellesley Hills, Massachusetts  02181
        Attention:  Manager, Securities Accounting SC No. 3327

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-2461439




___________________________
(2)    In two Notes denominated as follows:  (i) $8,000,000 and (ii) $2,000,000.

                                   SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

NORTHERN LIFE INSURANCE COMPANY                        $5,500,000
c/o Washington Square Capital
100 Washington Square, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Securities Department
Telecopier Number:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        First National Bank N.A./Mpls. (ABA No. 091000022)
        601 2nd Avenue South
        Attention:  Securities Accounting

        for credit to:  Northern Life Insurance Company
        Account Number 1602-3237-6105

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-1295933

                                  SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

NORTHWESTERN NATIONAL LIFE INSURANCE                   $2,000,000
  COMPANY
c/o Washington Square Capital
100 Washington Square, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Securities Department
Telecopier Number:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        First National Bank of Minneapolis (ABA No. 091000022)
        601 2nd Avenue South
        Minneapolis, Minnesota  55402

        for credit to: Northwestern National Life Insurance Company Account Number 1102-4001-4461

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-0451140

                                   SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

THE NORTH ATLANTIC LIFE INSURANCE                      $1,500,000
  COMPANY OF AMERICA
c/o Washington Square Capital
100 Washington Square, Suite 800
Minneapolis, Minnesota  55401-2147
Attention:  Securities Department
Telecopier Number:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        Northern Trust Company (ABA No. 071-000-152)

        for credit to:  The North Atlantic Life Insurance Company
        Account Number 5186041000

Notices

All notices and communications to be addresses as first provided above, except notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed Attention: Securities Operations.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  11-1983132

                                   SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

THE FRANKLIN LIFE INSURANCE COMPANY                    $5,000,000
Franklin Square
Springfield, Illinois  62713
Attention:  Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        Morgan Guaranty Trust Company of New York (ABA No. 0210-0023-8) 23 Wall Street
        New York, New York  10015
        Attention:  Money Transfer Department

        for credit to:  The Franklin Life Insurance Company
        Account Number 022-05-988

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  37-0281650

Institution Identification Number 36362

                                   SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

CENTURY LIFE OF AMERICA                                $3,000,000
c/o CUNA Mutual Insurance Group
Securities Management Department
5910 Mineral Point Road
Madison, Wisconsin  53705
Attention:  Private Placements
Telecopier Number:  (608) 238-2316

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        USTRUST NYC (ABA No. 021001318)
        Account Number 473633
        FBO Century Life of America
        Income Collections Department

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed as follows:

        CUNA Mutual Insurance Group
        Cash Management Department
        P. O. Box 391
        Madison, Wisconsin  53701
        Attention:  Kris Conway

Name of Nominee in which Notes are to be issued:  Atwell & Co.

Taxpayer I.D. Number for Atwell:  13-6065575

                                   SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

CUNA MUTUAL INSURANCE SOCIETY                          $2,000,000
c/o CUNA Mutual Insurance Group
Securities Management Department
5910 Mineral Point Road
Madison, Wisconsin  53705
Attention:  Private Placements
Telecopier Number:  (608) 238-2316

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        USTRUST NYC (ABA No. 021001318)
        Account Number 473633
        FBO CUNA Mutual Insurance Group
        Income Collections Department

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed as follows:

        CUNA Mutual Insurance Group
        Cash Management Department
        P. O. Box 391
        Madison, Wisconsin  53701
        Attention:  Kris Conway

Name of Nominee in which Notes are to be issued:  Atwell & Co.

Taxpayer I.D. Number for Atwell:  13-6065575

                                   SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

GUARANTEE MUTUAL LIFE COMPANY                          $3,000,000
One Guarantee Centre
8801 Indian Hills Drive
Omaha, Nebraska  68114
Attention:  Investment Department

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        Bankers Trust Company
        16 Wall Street
        New York, New York  10015
        (ABA No. 021 001 033)

        for credit to:  Guarantee Mutual Life Company
        Account Number 50-035-201

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  47-017-9235

                                   SCHEDULE I

                                                    PRINCIPAL AMOUNT
       NAME AND ADDRESS                              OF NOTES TO BE
         OF PURCHASERS                                  PURCHASED

TMG LIFE INSURANCE COMPANY                             $3,000,000
401 North Executive Drive
Brookfield, Wisconsin  53008-0980

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Timberland Company, 7.16% Senior Notes due April 15, 2000, PPN 887100 B* 5, principal, premium or interest") to:

        Federal Reserve Bank Minneapolis
        Norwest Bank MN/Trust
        ABA No. 091000019
        Credit Account Number:  08-40-245
        For credit to:  TMG Life Universal A
        Account Number 13075700
        Contact:  Michael Eiynck

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed to:

        Lisa Harris
        The Mutual Group (U.S.)
        401 North Executive Drive
        Brookfield, Wisconsin 53008-0980
        Telephone Number:  (414) 797-2305
        Facsimile Number:  (414) 797-3988

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  45-0208990

                             THE TIMBERLAND COMPANY

                               7.16% Senior Note
                               Due April 15, 2000

                                                               PPN:  887100 B* 5
No. R-

                                                             _____________, 19__

     THE TIMBERLAND COMPANY, a Delaware corporation (the "Company"), for value received, hereby promises to pay to or registered assigns
                      on the fifteenth day of April, 2000
                            the principal amount of

                                                      DOLLARS ($_______________)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.16% per annum from the date hereof until maturity, payable semiannually on the fifteenth of each April and October in each year, commencing October 15, 1994, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 9.16% per annum after maturity, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon are payable at the principal office of the Company in Hampton, New Hampshire in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This Note is one of the 7.16% Senior Notes due April 15, 2000 (the "Notes") of the Company in the aggregate principal amount of $65,000,000 issued or to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of April 1, 1994 (the "Note Agreements"), entered into by the Company with the original purchasers therein referred to. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits and security provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits.

     This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

                                   EXHIBIT A
                              (to Note Agreement)

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

                                        THE TIMBERLAND COMPANY



                                        By
                                           --------------------------
                                           Its

                             THE TIMBERLAND COMPANY

                              CLOSING CERTIFICATE

Principal Mutual Life                 The North Atlantic Life Insurance
  Insurance Company                   Company of America
Des Moines, Iowa                      c/o Washington Square Capital
                                      Minneapolis, Minnesota
GE Capital Assurance Company Trust
c/o GNA Corporation                   The Franklin Life Insurance Company
Seattle, Washington                   Springfield, Illinois

Sun Life Assurance Company of         Century Life of America
Canada (U.S.)                         Madison, Wisconsin
Wellesley Hills, Massachusetts
                                      Cuna Mutual Life Insurance Society
Northern Life Insurance Company       Madison, Wisconsin
c/o Washington Square Capital
Minneapolis, Minnesota                Guarantee Mutual Life Company
                                      Omaha, Nebraska
Northwestern National Life Insurance
Company                               TMG Life Insurance Company
c/o Washington Square Capital         Brookfield, Wisconsin
Minneapolis, Minnesota

Gentlemen:

     This certificate is delivered to you in compliance with the requirements of the separate Note Agreements, each dated as of April 1, 1994 (the "Agreements"), entered into by the undersigned, The Timberland Company, a Delaware corporation (the "Company"), with each of you, and as an inducement to and as part of the consideration for your purchase on this date aggregating $65,000,000 principal amount of the 7.16% Senior Notes due April 15, 2000 (the "Notes") of the Company pursuant to the Agreements. The terms which are capitalized herein shall have the same meanings as in the Agreements.

     The Company represents and warrants to you as follows:

            1. Subsidiaries. Annex A attached hereto states the name of each of the Company's Subsidiaries, its jurisdiction of incorporation and the percentage of its Voting Stock owned by the Company and/or its Subsidiaries. The Company and each Subsidiary has good and marketable title to all of the shares it purports to own of the stock of each Subsidiary, free and clear in each case of any Lien. All such shares have been duly issued and are fully paid and non-assessable.


                                   EXHIBIT B
                              (to Note Agreement)

            2. Corporate Organization and Authority. The Company, and each Subsidiary,

                (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted except where the failure to have such licenses and permits would not have a material adverse effect on the properties, business, prospects, profits or condition (financial or otherwise) of the Company or of the Company and its Subsidiaries, taken as a whole; and

                (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified in a jurisdiction would not have a material adverse effect on the properties, business, prospects, profits or condition (financial or otherwise) of the Company or of the Company and its Subsidiaries, taken as a whole.

        3. Business and Property. You have heretofore been furnished with a copy of the Private Placement Offering Memorandum dated March, 1994 (the "Memorandum") prepared by J.P. Morgan Securities Inc., which generally sets forth the business conducted and proposed to be conducted by the Company and its Subsidiaries and the principal properties of the Company and its Subsidiaries.

        4. Financial Statements. (a) The consolidated balance sheets of the Company and its Subsidiaries as of December 31 in each of the years 1989 to 1993 both inclusive, and the statements of income and stockholders' equity and changes in financial position or cash flows for the fiscal years ended on said dates accompanied by a report thereon containing an opinion unqualified as to scope limitations imposed by the Company and otherwise without qualification except as therein noted, by Arthur Andersen & Co. or Deloitte & Touche, have been prepared in accordance with generally accepted accounting principles consistently applied except as therein noted, are correct and complete and present fairly the financial position of the Company and its Subsidiaries as of such dates and the results of their operations and changes in their financial position for such periods.

        (b) Since December 31, 1993, there has been no change in the condition, financial or otherwise, of the Company and its Subsidiaries as shown on the consolidated balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

        5. Indebtedness. Annex B attached hereto correctly describes all Current Debt, Funded Debt and Capitalized Leases of the Company and its Restricted

    Subsidiaries outstanding on the respective dates set forth therein (after giving effect to the application of the proceeds of the Notes). There has been no material change in the matters set forth in Annex B since the respective dates set forth therein.

        6. Full Disclosure. The financial statements referred to in paragraph 4 do not, nor does the Memorandum or any other written statement furnished by the Company to you in connection with the negotiation of the sale of the Notes, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact peculiar to the Company or its Subsidiaries which the Company has not disclosed to you in writing which materially affects adversely nor, so far as the Company can now foresee, will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Company and its Subsidiaries other than the effects of general economic conditions, weather conditions or perceptions of style. The Company has no knowledge of any weather condition or perception of style which might materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Company or of the Company and its Subsidiaries, taken as a whole.

        7. Pending Litigation. Except as disclosed in Form 10-K of the Company for the year ended December 31, 1993 and the Memorandum, there are no proceedings pending or, to the knowledge of the Company threatened, against or affecting the Company or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting the properties, business, profits or condition (financial or otherwise) of the Company and its Subsidiaries. Neither the Company nor any Subsidiary is in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

        8. Title to Properties. The Company, and each Subsidiary, has good and marketable title in fee simple (or its equivalent under applicable law) to all the real property and has good title to all the other property it purports to own, including that reflected in the most recent balance sheet referred to in paragraph 4 except as sold or otherwise disposed of in the ordinary course of business and except for Liens disclosed in notes to the financial statements referred to in paragraph 4 hereof or otherwise permitted by the Agreement and except where the failure to maintain such title would not have a material adverse effect on the properties, business, profits or condition (financial or otherwise) of the Company or of the Company and its Subsidiaries, taken as a whole.


        9. Patents and Trademarks. The Company and each Subsidiary owns or possesses all the patents, trademarks, trade names, service marks, copyright, licenses and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others, except where the failure to own or possess such items would not have a material adverse effect on the properties, business, profits or condition (financial or otherwise) of the Company or of the Company and its Subsidiaries, taken as a whole.

        10. Sale is Legal and Authorized. The sale of the Notes and compliance by the Company with all of the provisions of the Agreement and the Notes -

                (a) are within the corporate powers of the Company and have been duly authorized by proper corporate action on the part of the Company; and

                (b) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Articles of Incorporation or By-laws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which it may be bound or result in the imposition of any Liens on any property of the Company.

        11. No Defaults. No Default or Event of Default has occurred and is continuing. The Company is not in default in the payment of principal or interest on any Indebtedness for borrowed money in an aggregate principal amount in excess of $100,000 and is not in default under any instrument or instruments or agreements under and subject to which any Indebtedness for borrowed money in an aggregate principal amount in excess of $100,000 has been issued and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

        12. Governmental Consent. No approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Company of the Agreement or the Notes or compliance by the Company with any of the provisions of the Agreement or the Notes.

        13. Taxes. All tax returns required to be filed by the Company or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Company or any Subsidiary or upon any of their respective properties, income or franchises, which are shown to be due and payable in such returns have been paid. The Company does not know of any proposed additional tax assessment against it for which adequate provision has not been made on its accounts. The Federal income tax liability of the Company and its Subsidiaries has been finally determined by the Internal Revenue Service and satisfied for all taxable years up to and including the taxable year ended December 31, 1985 and no material controversy in respect of additional income taxes due since said date is pending or to the knowledge of the Company threatened. The provisions for taxes on the books of the Company and each Subsidiary are adequate for all open years, and for its current fiscal period.

        14. Use of Proceeds. The net proceeds from the sale of the Notes will be used to repay certain outstanding Indebtedness, to finance manufacturing improvements and management information systems and to provide additional working capital and other corporate purposes. None of the transactions contemplated in the Agreements (including, without limitation thereof, the use of proceeds from the issuance of the Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulations G, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Neither the Company nor any Subsidiary owns or intends to carry or purchase any "margin stock" (within the meaning of said Regulation G), with the proceeds of the Notes. None of the proceeds from the sale of the Notes will be used to purchase, or refinance any borrowing, the proceeds of which were used to purchase any "security" within the meaning of the Securities Exchange Act of 1934, as amended.

        15. Private Offering. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes or has solicited or will solicit an offer to acquire the Notes from or has otherwise approached or negotiated or will approach or negotiate in respect of the Notes with any Person other than you and not more than 25 other institutional investors, each of whom was offered a portion of the Notes at private sale for investment. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Notes or any similar Security to, or has solicited or will solicit an offer to acquire the Notes or any similar Security from, any Person so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act of 1933, as amended.


        16. Employee Retirement Income Security Act of 1974. The consummation of the transactions provided for in the agreement and compliance by the Company with the provisions thereof and the Notes issued thereunder will not involve any prohibited transaction within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") or Section 4975 of the Internal Revenue Code. No "employee pension benefit plans", as defined in ERISA ("Plans"), maintained by the Company or any Person which is under common control with the Company within the meaning of Section 4001(b) of ERISA, nor any trusts created thereunder, have incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA nor does the present value of all benefits vested under all Plans exceed, as of December 31, 1988, the last annual valuation date, the value of the assets of the Plans allocable to such vested benefits.


        17. Compliance with Environmental Laws. The Company complies with all applicable Federal, state, or local laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, its derivatives, by-products or other hydrocarbons), to exposure to toxic, hazardous or other controlled, prohibited or regulated substances the failure to comply with which could have a material adverse effect on the Company, its Subsidiaries, their businesses and properties, taken as a whole. Except as disclosed in a letter of the Company addressed to you and dated the date hereof, the Company does not know of any liability of the Company or any Subsidiary under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.
    Section 9601 et seq.).

    Dated:

                                        THE TIMBERLAND COMPANY



                                        By
                                           --------------------------------
                                           Its

                          SUBSIDIARIES OF THE COMPANY

1.  RESTRICTED SUBSIDIARIES:
                                                                   PERCENTAGE OF
                                                                   VOTING STOCK
                                                                 OWNED BY COMPANY
                NAME OF                JURISDICTION OF            AND EACH OTHER
              SUBSIDIARY                INCORPORATION               SUBSIDIARY
The Timberland World Trading Company   Delaware                         100%
The Timberland World Trading GmbH      Germany                          100%
The Outdoor Footwear Company           Delaware                         100%
The Timberland Finance Company         Delaware                         100%
Timberland S.A.R.L.                    France                           100%
Timberland
Footwear & Clothing, Inc.              Canada                           100%
Timberland International, Inc.         Delaware                         100%
Timberland
(UK) Limited                           England                         99.9%
Timberland Europe, Inc. (formerly
Timberland Precision
Instruments, Inc.)                     Delaware                         100%
The Recreational Footwear Company      Cayman Islands                   100%
Timberland Manufacturing Company       Delaware                         100%
Timberland Retail, Inc.                Delaware                         100%
Timberland
Scandinavia, Inc.                      Delaware                         100%
Component Footwear Dominicana, S.A.    Dominican Republic               100%
The Recreational Footwear              Dominican Republic               100%
Company (Dominicana), S.A.
Timberland Aviation, Inc.              Delaware                         100%
The Timberland Company of
Australia Pty, Ltd.                    Australia                        100%
Timberland Direct Sales, Inc.          Delaware                         100%
Timberland
Espa[Section]a, S.A.                   Spain                          99.98%
Timberland Footwear & Clothing
New Zealand Limited                    New Zealand                       99%
Timberland GmbH                        Austria                          100%
Timberland International Sales
Corporation                            U.S. Virgin Islands              100%

2.  SUBSIDIARIES (OTHER THAN RESTRICTED SUBSIDIARIES):

                                              PERCENTAGE OF VOTING STOCK
         NAME OF           JURISDICTION OF       OWNED BY COMPANY AND
       SUBSIDIARY           INCORPORATION        EACH OTHER SUBSIDIARY
                             None

                                    ANNEX A
                           (to Closing Certificate)

                         DESCRIPTION OF DEBT AND LEASES

1. Current Debt of the Company and its Restricted Subsidiaries outstanding on April 15, 1994 (after giving effect to the application of proceeds of the Notes) is as follows:

                         Effective  Maturity   Original Face   Outstanding
                           Date       Date         Amount       Liability
MONEY MARKET LINES
 LIBOR (Bank Hapoalim)    3/21/94   4/20/94    $ 9,000,000     $ 9,000,000
 LIBOR (Credito Italiano) 4/14/94   4/15/94      5,000,000       5,000,000
                                               ===========     ===========
                                               $14,000,000     $14,000,000

MORGAN GUARANTY REVOLVING CREDIT AGREEMENT
 LIBOR                    3/17/94   4/18/94    $ 3,000,000     $ 3,000,000
 LIBOR                    3/23/94   4/22/94      5,000,000       5,000,000
 LIBOR                    3/24/94   4/25/94      5,000,000       5,000,000
                                               ===========     ===========
                                               $13,000,000     $13,000,000

MISCELLANEOUS OTHER LIENS(3)*
Copy Machines, Computers,
  Equipment and other                             Maximum
  miscellaneous              -         -       $ 3,000,000     $         -
                                               ===========     ===========


____________________________
*         Secured by lien

                                    ANNEX B
                           (to Closing Certificate)

2.      Funded Debt of the Company and its Restricted Subsidiaries
        outstanding on February 25, 1994 is as follows:
                                       Effective    Maturity   Original Face    Outstanding
                                         Date         Date        Amount         Liability
PRIVATE PLACEMENT SENIOR NOTES

Principal Mutual Life Insurance
Company and other insurance companies   12/06/89    12/01/99    $35,000,000   $35,000,000
                                                                ===========   ===========

CHASE MANHATTAN CREDIT AGREEMENT        11/23/93     5/15/99    $50,000,000   $50,000,000
                                                                ===========   ===========

CAPITAL EQUIPMENT LEASES(4)*

BayBanks Financing & Leasing Co. Inc.       6/90        6/95    $ 2,096,332   $   664,194
BayBanks Financing & Leasing Co. Inc.      10/90       11/95        456,507       177,756
BayBanks Financing & Leasing Co. Inc.      12/90       12/95        459,431       195,129
                                                                ===========   ===========
                                                                $ 3,012,270   $ 1,037,079

INDUSTRIAL REVENUE BOND*

Shawmut Bank, N.A., Trustee             12/27/84     12/2014    $ 6,680,000   $ 5,345,000

3.      Capitalized Leases of the Company and its Restricted
        Subsidiaries outstanding on February 25, 1994 are as follows:


                               -See Item 2 Above-




______________________________
*         Secured by lien

              DESCRIPTION OF SPECIAL COUNSEL'S CLOSING OPINION

        The closing opinion of Chapman and Cutler, special counsel to the Purchasers, called for by [Section] 4.1 of the Agreements, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

        (1) The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and the corporate authority to execute and deliver the Agreements and to issue the Notes.

        (2) Each Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

        (3) The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

        (4) The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreements do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

        The opinion of Chapman and Cutler shall also state that the opinion of Ropes & Gray is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Purchasers are justified in relying thereon.

        In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware, the By-laws of the Company and the General Corporation Law of the State of Delaware. The opinion of Chapman and Cutler is limited to the laws of the State of Illinois, the General Corporation Law of the State of Delaware and the Federal laws of the United States.

        With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company and


                                  EXHIBIT C
                             (to Note Agreement)
upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

                                 ROPES & GRAY
                           ONE INTERNATIONAL PLACE
                      BOSTON, MASSACHUSETTS  02110-2624

30 Kennedy Plaza              (617) 951-7000      1001 Pennsylvania Avenue, N.W.
Providence, R.I. 02903                                          Suite 1200 South
(401) 455-4400            Telecopier: (617) 951-7050      Washington, D.C. 20004
Telecopier: (401) 455-4401                                        (202) 626-3900
                                                      Telecopier: (202) 626-3961


                                                April 15, 1994



To Each of the Purchasers Named in
Schedule I to the Note Agreements
Referred to Below

Ladies and Gentlemen:

        This opinion is being furnished to you pursuant to Section 4.1(b) of the separate but identical (except for the name of the Purchaser and information related thereto) Note Agreements dated as of April 1, 1994 (the "Note Agreements"), each between The Timberland Company, a Delaware Corporation (the "Company"), and the Purchaser named therein relating to the issuance and sale by the Company of $65,000,000 aggregate principal amount of the Company's 7.16% Senior Notes due April 15, 2000 (the "Notes"). This opinion is being delivered to you contemporaneously with the execution and delivery of the Note Agreements and the Closing thereunder. Terms defined in the Note Agreements and not otherwise defined herein are used herein with the meanings so defined.

        We have acted as counsel to the Company in connection with the Note Agreements and the transactions contemplated thereby and as such are familiar with the proceedings taken by the Company in connection therewith. Please be advised, however, that, although we represent the Company on a regular basis, the scope of our representation does not include, and, except as specified herein, we have not undertaken, any special factual investigation into the business, properties, agreements or affairs of the Company and its subsidiaries for purposes of rendering the opinions expressed in paragraphs 7 and 8 below.

        We have anticipated in the preparation of the Note Agreements and have examined copies, executed by the Company, of the Note Agreements and each of the Notes delivered to the Purchasers on the date thereof. We have also examined such certificates, documents and records, and have made such examination of law, as we have deemed necessary to enable us to render the opinions expressed below. In addition, we have examined and relied upon representations and warranties contained in the Note Agreements and in certificates, copies of which have

                                  EXHIBIT D
                             (to Note Agreement)

ROPES & GRAY

Purchasers Named                -2-                     April 15, 1994
in Schedule I

been furnished to you and upon the covenants contained in the Note Agreements as to the application of the proceeds of the loans made pursuant thereto.

        The opinion expressed in clause (b) of paragraph 7 below assumes, without investigation, that the transactions contemplated by the Note Agreements will not result in a violation of financial ratios which are contained in covenants.

        We call your attention to the fact that each of the Note Agreements and each Note provides that it is to be governed by and construed in accordance with the internal laws of the State of Illinois, and we understand that you are relying on the advice of your special counsel, Chapman and Cutler, with respect to all matters of Illinois law. We are members of the bar of The Commonwealth of Massachusetts, and we are not familiar with, or qualified to express legal conclusions based upon, the laws of the State of Illinois. For purposes of rendering the opinions expressed in paragraphs 5 and 6 below, we have therefore assumed, with your permission, that the internal laws of the State of Illinois are in all respects indentical to those of The Commonwealth of Massachusetts.

        The opinions expressed below are limited to matters governed by the laws of the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware and the federal laws of the United States. The opinions expressed in paragraphs 2 and 4 concerning (i) the qualification and good standing of the Company as foreign corporation under the laws of Massachusetts and New Hampshire, (ii) the filing for qualification in Kentucky and (iii) the qualification and good standing of The Outdoor Footwear Company, a Delaware corporation ("TOFC"), under the laws of Puerto Rico are based solely upon certificates or other certification of the Company as a foreign corporation from officials of these jurisdictions, copies of which have been furnished to you.

        Based on the foregoing, we are of the opinion that:

        1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate powers adequate for the execution, delivery and performance of the Note Agreements and the issuance and sale of the Notes and for carrying on the business now conducted by it.

        2. The Company is duly qualified to do business as a foreign corporation under the laws of Massachusetts and New Hampshire and has filed to qualify to do business as a foreign corporation in Kentucky.

ROPES & GRAY

Purchasers Named                -3-                     April 15, 1994
in Schedule I

        3. TOFC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with all corporate powers adequate for carrying on the business now conducted by it.

        4. TOFC is duly qualified as a foreign corporation in each jurisdiction in which it owns or leases real property.

        5. The Note Agreements have been duly authorized, executed and delivered by the Company and (subject to the qualifications stated in the penultimate paragraph hereof) are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

        6. The issuance and sale of the Notes being delivered to the Purchasers today and each of the Notes have been duly authorized, executed and delivered by the Company and (subject to the qualifications stated in the penultimate paragraph hereof) are the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

        7. The exceution and delivery of the Note Agreements and the issuance and sale of the Notes do not, and the performance by the Company of the terms thereof will not, result in any violation of, be in conflict with, constitute a default under, or result in the creation of a lien under, any term or provision of: (a) its charter or bylaws or (b) any agreement, indenture or other instrument identified in the Officer's Certificate attached hereto.

        8. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with any Massachusetts or federal government authority is required to be obtained or made by the Company in connection with the execution and delivery by the Company of the Note Agreements or the Notes, except for disclosure filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and other laws, rules and regulations which do not affect the enforceability of the Note Agreements or the Notes against the Company.

        9. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Agreements constitute exempt transactions under the registration provisions of the Securities Act of 1993, as amended, and do not under existing law require the registration of the Notes under said Act or the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended. We express no opinion

ROPES & GRAY

Purchasers Named                -4-                     April 15, 1994
in Schedule I

regarding the applicability of such requirements to a resale by you of the Notes.

        Our opinions that the Note Agreements and the Notes are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms are subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and (ii) general principles of equity regardless of whether applied in proceedings in equity or at law.




                                        Very truly yours,

                                        /s/ Ropes & Gray

                                        Ropes & Gray

                             THE TIMBERLAND COMPANY

                              Officer's Certificate
                              ---------------------

        The undersigned, in his capacity as Chief Financial Officer of The Timberland Company, a Delaware corporation (the "Company"), hereby certifies as follows:

        1. The Company owns or leases its headquarters and warehouses located in New Hampshire and warehouses located in Kentucky and Massachusetts. The Company does not own or lease any other real property in the States of the United States of America, except for store and showroom locations in the following States which represent less than 10% of the total assets and total revenues annually of the Company:

                California
                District of Columbia
                Georgia
                Illinois
                Maine
                Massachusetts
                New Hampshire
                New York
                Pennsylvania
                Rhode Island
                Tennessee
                Texas
                Vermont

        2. The Outdoor Footwear Company leases real property only in the Commonwealth of Puerto Rico.

        3. The Recreational Footwear Compan (Dominicana), S.A. and Component Footwear Dominicana, S.A. owns or leases real property only in the Dominican Republic.

        4. Timberland Manufacturing Company, Inc. owns or leases real property only in North Carolina and Tennessee.

        5. Each subsidiary of the Company, other than The Outdoor Footwear Company, represents less than 10% of the Total assets and total revenues annuallly of the Company.

        6. The following is a list of all agreements, indentures or other instruments to which the Company or its subsidiaries are a party or are otherwise bound which prohibit or restrict the Company from incurring debt for money borrowed:

        (i) Credit Agreement, dated as of May 13, 1993, among the Timberland Company, Morgan Guaranty Trust Company of New York, as Administrative Agent, and the Lenders as defined therein, as amended.


        (ii) Credit Agreement, dated as of November 15, 1993, among Chase Manhattan Bank, for itself and as Agent, and Lenders as defined therein, as amended.

        (iii) Amended and Restated Letter of Credit and Reimbursement Agreement, dated as of March 23, 1988, between The Timberland Company and The First National Bank of Boston, as amended.

        (iv) Note Agreements, dated as of September 30, 1989, among The Timberland Company and Principal Mutual Life Insurance Company, Northwestern National Life Insurance Company, Northern Life Insurance Company, Beneficial Standard Life Insurance, Farm Bureau Life Insurance Company, FB Annuity Company, Farm Bureau Mutual Insurance Company of Michigan, Sun Life Assurance Company of Canada, Sun Life Insurance and Annuity Company of New York and Guarantee Mutual Life Company, as amended.


        Correct and complete copies of each of the above have been previously furnished to Ropes and Gray.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and the seal of the Company.


                                /s/ Keith D. Monda
                                ---------------------------
                                Keith D. Monda
                                Senior Vice President and
                                Chief Financial Officer


Dated:  April 15, 1994

The Timberland Company                                            Note Agreement

        The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.


                                        THE TIMBERLAND COMPANY

                                        By /s/ Carden N. Welsh
                                           -------------------
                                           Its Carden N. Welsh
                                               Treasurer


Accepted as of April 1, 1994.


                                        PRINCIPAL MUTUAL LIFE INSURANCE
                                            COMPANY


                                        By /s/ JON C. HEINY
                                           -------------------
                                           Its Jon C. Heiny
                                               Counsel


                                        By /s/ JON M. DAVIDSON
                                           -------------------
                                           Its Jon M. Davidson
                                               Assistant Director-
                                               Securities Investment

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        GE CAPITAL ASSURANCE COMPANY TRUST

                                        By  /s/ William D. Koski
                                           -----------------------
                                           Its  William D. Koski
                                                Assistant Vice President

The Timberland Company                                            Note Agreement

7.16% Senior Notes due April 15, 2000

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        SUN LIFE ASSURANCE COMPANY OF CANADA
                                          (U.S.)

                                        By  /s/ L. Brock Thomson
                                           -----------------------
                                           Its  L. Brock Thomson
                                                   Treasurer

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        NORTHERN LIFE INSURANCE COMPANY

                                        By  /s/ Mark S. Jordahl
                                           -----------------------
                                           Its  Mark S. Jordahl
                                                Assistant Treasurer

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        NORTHWESTERN NATIONAL LIFE INSURANCE
                                          COMPANY

                                        By /s/ Mark S. Jordahl
                                           -----------------------
                                           Its Mark S. Jordahl
                                               Authorized Representative

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        THE NORTH ATLANTIC LIFE INSURANCE
                                          COMPANY OF AMERICA

                                        By  /s/ Mark S. Jordahl
                                           -----------------------
                                           Its  Mark S. Jordahl
                                                Assistant Treasurer

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        THE FRANKLIN LIFE INSURANCE COMPANY

                                        By  /s/ Daniel C. Leimbach
                                           -----------------------
                                           Its  Daniel C. Leimbach
                                                Vice President

                                        By /s/ Elizabeth E. Arthur
                                           -----------------------
                                           Its Elizabeth E. Arthur
                                               Assistant Secretary

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        CENTURY LIFE OF AMERICA

                                        By Century Investment Management Company

                                        By  /s/ Donald Heltner
                                           -----------------------
                                           Its  Donald Heltner
                                                Vice President

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        CUNA MUTUAL INSURANCE SOCIETY

                                        By Century Investment Management Company

                                        By  /s/ Donald Heltner
                                           -----------------------
                                           Its  Donald Heltner
                                                Vice President

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        GUARANTEE MUTUAL LIFE COMPANY

                                        By  /s/ Steven A. Scanlan
                                           -----------------------
                                           Its  Steven A. Scanlan
                                                Senior Invesment Officer -
                                                  Securities

The Timberland Company                                            Note Agreement

     The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        THE TIMBERLAND COMPANY


                                        By /s/ Carden N. Welsh
                                           -----------------------
                                           Its Carden N. Welsh
                                               Treasurer

Accepted as of April 1, 1994.


                                        TMG LIFE INSURANCE COMPANY

                                        By:  THE MUTUAL GROUP, its Agent

                                        By  /s/ Michael J. Carew
                                           -----------------------
                                           Name:  Michael J. Carew
                                           Title: Assistant Vice President

                                        By /s/ Robert Lapointe
                                           -----------------------
                                           Name:  Robert Lapointe
                                           Title: Vice President